                     [PHOTO OF A WOMAN AND 3 KIDS]                       [LOGO]

        THE STRONG
        INTERNATIONAL
        FUNDS

--------------------------------------------------------------------------------

        The Strong Asia Pacific Fund

        The Strong Foreign MajorMarkets-SM- Fund

        The Strong International Stock Fund

        The Strong Overseas Fund

        The Strong Global High-Yield Bond Fund

        The Strong International Bond Fund

        The Strong Short-Term Global Bond Fund


        ANNUAL REPORT  -  OCTOBER 31, 1999

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

The year was 1966. Lyndon B. Johnson was president, the Green Bay Packers were headed for yet another NFL title, and I had just landed my first job in the investment business. I was full of raw energy and exuberance and figured life couldn't get much better. But it did--and fast. My first day on the job, the Dow Jones Industrial Average crossed 1,000 for the first time in history. Even though I was greener than grass, I knew that was BIG!

And now, almost 34 years later, it looks like the Dow will finish 1999 somewhere above 11,000. A far cry from where the market was when I started in the business. If you had told me back then that a massive bull market would start running from around the 800-point mark in 1982, and that it would still be roaring at the turn of the century, I would have given you a bewildered look.

That's not to say there haven't been plenty of bumps and bruises along the way. I think we're still feeling the residual effects of the Vietnam War. We also lived through 1973-74 when the stock market dropped 48%--not to mention the dangerously high inflation and the rust bowl of the late 1970s, and the market crash of October 1987.

But, mostly, it's been remarkably smooth sailing. The numbers tell the story better than any words: The Dow has been increasing at an annual rate of 11.5% since 1966. But, starting in 1982 it has been compounding at an astounding rate of 19.0% per year. During the 1990s, inflation has averaged a modest 2.4%. As the son of Depression Era parents, I can tell you that we have enjoyed the sort of prosperity that the young people I grew up with didn't dare dream of.

Through thick and thin, however, one lesson sticks with me: In the investment business, everything is cyclical. By all means, enjoy the good times, but bear in mind that nothing--not even this bull market--will last forever. Boom followed by economic correction is the nature of free enterprise. History has proven that time and time again.

Since I started in the investment business, I've observed two significant changes that have directly affected the investment world. First, people are living much longer and healthier lives. Second, government and corporations have gradually been shifting the financial responsibility for retirement directly onto the shoulders of the individual. This phenomenon created new savings vehicles such as IRAs and 401(k) plans. The fact that each of us will be responsible for the financing of our own retirement is an awesome responsibility. In truth, it's a job few of us have the training, aptitude, or time to do well.

A long-term perspective is essential as you invest your precious retirement money. A portfolio sensibly balanced between stocks and bonds should provide the financial wherewithal for a long and financially viable retirement.



                                                   /s/ Dick

                                   THE STRONG
                                 INTERNATIONAL
                                     FUNDS

                                 --------------

                       ANNUAL REPORT  -  OCTOBER 31, 1999


                               TABLE OF CONTENTS


INVESTMENT REVIEWS
     The Strong Asia Pacific Fund..........................................2

     The Strong Foreign MajorMarkets-SM- Fund..............................4

     The Strong International Stock Fund...................................6

     The Strong Overseas Fund..............................................8

     The Strong Global High-Yield Bond Fund...............................10

     The Strong International Bond Fund...................................12

     The Strong Short-Term Global Bond Fund...............................14

FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Asia Pacific Fund.....................................16

         The Strong Foreign MajorMarkets-SM- Fund.........................17

         The Strong International Stock Fund..............................18

         The Strong Overseas Fund.........................................19

         The Strong Global High-Yield Bond Fund...........................20

         The Strong International Bond Fund...............................21

         The Strong Short-Term Global Bond Fund...........................22

     Statements of Assets and Liabilities.................................25

     Statements of Operations.............................................27

     Statements of Changes in Net Assets..................................29

     Notes to Financial Statements........................................33

FINANCIAL HIGHLIGHTS......................................................37

REPORT OF INDEPENDENT ACCOUNTANTS.........................................40

                          THE STRONG ASIA PACIFIC FUND
                          ----------------------------


PERSPECTIVES
FROM THE MANAGER


/s/ Anthony Cragg

Anthony Cragg
Portfolio Manager

--------------------------------------------------------------------------------

We regard most of the problems that have hampered Asian markets in recent months as little more than bumps on the road to recovery. Some of these troubles are lingering negative aftereffects from Asia's previous decline. We are confident these effects will be superseded by much larger and longer-term positives over time.

We are therefore as confident as before that what we have seen so far is merely the first phase of a multi-phased bull market in Asia. A "virtuous cycle" now appears to be largely in place in Asia, in which the recovery of one part of the economy is leading to recovery in another part, and so on. We believe the economic fundamentals will catch up with the stock price increases and will support further strong advances.

With regard to stock selection, the value-based, bargain-hunting approach that has worked well in the first phase of the region's recovery is gradually giving way to a more traditional growth strategy. This is a direction that was to be expected and even welcomed, as it signals the beginning of the return of the growth for which Asia was long famous. Nevertheless, we anticipate that a broad spectrum of new investment opportunities will continue to emerge, as Asia regains its place as the most exciting and rewarding investment region in the world.

                           ---------------------------

                               A "VIRTUOUS CYCLE"
                                   NOW APPEARS
                                  TO BE LARGELY
                               IN PLACE IN ASIA...

                           ---------------------------

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

   - For the 12 months ended October 31, 1999, the Fund posted a return of 77.16%. By comparison, the MSCI Asia Pacific Free ex. Japan Index was up 39.83% for the same period.*

   - The Fund's outperformance was achieved partly through our increased weighting in strong-performing countries such as Japan and Singapore. Stock selection, however, was a bigger driver, as a number of our less-widely held names, both large and small, did even better than the more obvious index counters.

   - Another important strategy that has helped the Fund during a year of dramatic recovery in Asian markets has been our early and wholehearted commitment to that region's recovery.

--------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99


                              1-year        77.16%

                              3-year         1.38%

                              5-year         0.67%

                     Since Inception         0.85%
                       (on 12-31-93)

     ----------------------------------------------------------------------
[SIDENOTE]

                                  FIVE LARGEST
                             INVESTMENTS BY COUNTRY

                       BASED ON NET ASSETS AS OF 10-31-99

COUNTRY                                               % OF NET ASSETS
----------------------------------------------------------------------
Japan                                                           26.2%

Australia                                                       15.5%

Singapore                                                        7.6%

New Zealand                                                      5.2%

Hong Kong                                                        5.0%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------

The seven most heavily weighted countries in the portfolio are, in order, Japan, Australia, Singapore, New Zealand, Hong Kong, Thailand, and India. As for the Fund's sector weightings, no single sector dominates, and for that matter none takes up more than 10% of assets. This allows the Fund to benefit from advances in a broad range of industries. Some of the Fund's biggest gainers have been in the software and Internet sector, where holdings include Softbank in Japan, Solution Six and Liberty One in Australia, and Haansoft in Korea. Financial holdings have also contributed to performance, including Nomura and JAFCO in Japan and DBS in Singapore. Strong performers in telecommunications include China Telecom and India's VSNL. Electronics outperformers include Johnson Electric in Hong Kong and Samsung Electronics in Korea. Additional stocks aiding performance are Singapore Airlines, Malaysian gaming firm Berjaya Sports Toto, and Hong Kong's South China Morning Post.

We thank you for your investment in the Strong Asia Pacific Fund. We appreciate the confidence you've put in us and look forward to working with you during an exciting period for this region.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 12-31-93 TO 10-31-99


[GRAPH]


           THE STRONG ASIA                    Lipper Pacific Region
            PACIFIC FUND      MSCI AP*            Funds Index*
           ---------------    --------        ---------------------
12-93          $10,000        $10,000               $10,000
12-94           $9,473         $8,772                $9,475
12-95          $10,035         $9,305                $9,729
12-96          $10,246        $10,388                $9,994
12-97           $7,071         $6,835                $7,278
12-98           $6,849         $6,533                $7,064
10-99          $10,508         $8,397               $10,312

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG ASIA PACIFIC FUND INVESTS PRIMARILY IN THE STOCKS OF COMPANIES LOCATED IN ASIA OR THE PACIFIC BASIN. THE AIM IS CAPITAL GROWTH BY GIVING INVESTORS EXPOSURE TO A DYNAMIC AND POTENTIALLY REWARDING REGION OF THE WORLD. THE MANAGER FOCUSES ON FINDING HIGH-QUALITY COMPANIES WHOSE SHARES OFFER OUTSTANDING VALUE. LEVELS OF INVESTMENT IN INDIVIDUAL COUNTRIES ARE RAISED AND LOWERED ACCORDING TO THE PARTICULAR ECONOMIC OUTLOOK OF EACH ONE. THE FUND'S MANAGEMENT USES ITS EXPERIENCE AND CONTACTS TO ASSEMBLE A PORTFOLIO SOMEWHAT BROADER AND BOLDER THAN THAT OF A CONVENTIONAL FUND OR INDEX.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The first nine months of the past fiscal year saw strong market advances across the region, as Asia finally emerged from its severe and prolonged depression.

- These advances were fueled by a series of positive developments, including currency stabilization, export recovery, bad-debt resolution, financial system restructuring, property market upturn, improved consumer sentiment, and the resulting increased foreign and domestic investment.

- In the final three months of the period, markets experienced what we believe is a temporary time-out. This was caused both by profit-taking and by some local problems, including civil unrest in Indonesia, the earthquake in Taiwan, corporate bankruptcies in Korea, and political scandal in Malaysia.

--------------------------------------------------------------------------------

* The Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S. dollar adjusted. The Lipper Pacific Region Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                    THE STRONG FOREIGN MAJORMARKETS-SM- FUND
                    ----------------------------------------

PERSPECTIVES
FROM THE MANAGER


/s/ David Lui

David Lui
Portfolio Manager

--------------------------------------------------------------------------------

As we look forward to the new millennium, the biggest concern facing international fund managers is determining which region will provide the highest returns. Because this Fund is by its design invested in a broad range of regions, its performance will be affected by all of them.

In fact, during this period, the Fund's performance was driven by superior stock performance across various countries and industries. No one particular sector stood out. Most sectors and industries contributed to the Fund's returns, as I purposefully aligned the portfolio to hold several smaller weightings across a variety of sectors and industries during this period. Having a market weighting in Japan also helped, as most competing international funds were underweighted in that country.

We're of the opinion that Japan may finally be out of the woods after ten years of punishment for its bubble economy of the 1980s. Japanese politicians appear to have accepted that the time to act was upon them. After a huge stimulus package of $100 billion at the end of 1998, another $100 billion package was set for November 1999. The only stumbling block may come from a rising yen, which could cut into Japan's powerful export sector.

Europe, on the other hand, has a less rosy outlook. Neither a weak Euro nor a 50-basis-point cut in interest rates succeeded in boosting the region's markets. The bad news is that the Euro has bottomed, and in the new year interest rates are more likely to rise. My opinion of the

                           ---------------------------

                               ...HUMAN BEINGS ARE
                                 SMART ENOUGH TO
                                FIGHT ONE ANOTHER
                               ECONOMICALLY RATHER
                                THAN PHYSICALLY.
                           ---------------------------

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 26.53% for the one-year period ended October 31, 1999, while the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") returned 23.03%.*

- The Fund continued to peg its market weightings to those of the MSCI EAFE
  Index.

- The Fund's performance was driven by superior stock performance across various countries. Having a market weighting in Japan also helped, as most competing international funds were underweighted in that country.

- Since taking on the management of this Fund in mid-August, we have made only minor changes to the portfolio.

--------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 10-31-99

                              1-year       26.53%

                     Since Inception       13.07%
                        (on 6-30-98)

     ----------------------------------------------------------------------
[SIDENOTE]

                                  FIVE LARGEST
                             INVESTMENTS BY COUNTRY

                       BASED ON NET ASSETS AS OF 10-31-99

COUNTRY                                               % OF NET ASSETS
----------------------------------------------------------------------
Japan                                                           26.1%

United Kingdom                                                  22.4%

France                                                           7.7%

Germany                                                          6.5%

Netherlands                                                      3.8%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------
region is lukewarm. While it's true that mergers and acquisitions will continue and may even unite the region by crossing borders, they will take place in a bureaucratic, nationalistic environment that drags them out and mutes their benefits.

As for Asia outside Japan, I am of two minds. First, for the first time in three years, I am becoming positive with regard to Hong Kong. On the other hand, I am far less sanguine about the rest of Asia. These markets appear unlikely to emerge from their troubles until their governments implement structural changes to strengthen their economies and to avoid a repeat of the 1997 meltdown.

As we bid farewell to 2,000 years of human history, I can't help but think that human beings are smart enough to fight one another economically rather than physically. That gives us all the potential to enter a phase of sustained economic growth as major countries turn their attention away from destroying each other and toward producing the highest-quality products for the lowest cost.

Looking forward, in the next year I will begin to make more significant changes to the portfolio on a stock-by-stock basis. We appreciate your investment in the Strong Foreign MajorMarkets-SM- Fund and thank you for joining us as we pursue investment opportunities around the globe.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 6-30-98 TO 10-31-99

[GRAPH]


            THE STRONG FOREIGN                            Lipper International
          MAJORMARKETS-SM- FUND        MSCI EAFE*             Funds Index*
          ---------------------        ----------         --------------------
 6-98             $10,000                 $10,000                $10,000
 9-98              $8,470                  $8,579                 $8,422
12-98              $9,980                 $10,351                 $9,728
 3-99              $9,900                 $10,495                 $9,853
 6-99             $11,060                 $10,762                $10,400
 9-99             $11,260                 $11,234                $10,750
10-99             $11,780                 $11,655                $11,125

   This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG FOREIGN MAJORMARKETS-SM- FUND PURSUES CAPITAL GROWTH BY INVESTING PRIMARILY IN STOCKS FROM COMPANIES IN ESTABLISHED FOREIGN MARKETS. STOCKS ARE SELECTED FROM EACH COUNTRY IN ITS BENCHMARK INDEX, THE MSCI EUROPE, AUSTRALASIA, AND FAR EAST (EAFE) INDEX. THE FUND'S INVESTMENT PROCESS SCREENS FOR STOCKS WITH BETTER FUNDAMENTAL CHARACTERISTICS THAN ARE TYPICAL FOR OTHER COMPANIES IN THEIR COUNTRY. MANAGEMENT ALSO LOOKS FOR STOCKS THAT ARE CHEAPER THAN THE NORM IN THEIR MARKET.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The MSCI Europe, Australasia, and Far East Index, the Fund's benchmark, returned 23.03% for the year ended October 31, 1999, while the Lipper International Funds Index returned 23.05%.

- Western Europe led international markets until the end of January 1999, when the war in Kosovo had negative impacts. By the time the war ended in June, threats of increases in Euro interest rates started to cap these markets. As a result, Europe generally underperformed other regions.

- The Japanese market was revived in March by restructuring plans from companies of such stature as Sony and Toshiba. A rising yen stopped the rally in mid-July, however. The rest of Asia has largely kept in step with Japan.

--------------------------------------------------------------------------------

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                      THE STRONG INTERNATIONAL STOCK FUND
                      -----------------------------------

PERSPECTIVES
FROM THE MANAGER


/s/ David Lui

David Lui
Portfolio Manager

--------------------------------------------------------------------------------

The biggest concern facing an international fund manager is determining which region will provide the highest return in the new millennium. We will give our views by region as follows:

Is Japan out of the woods? We are inclined to answer yes. The Japanese politicians apparently realized that it is now or never. After a huge stimulus package of $100 billion at the end of 1998, another $100 billion package is being prepared for November 1999. The wave of industrial restructuring started to snowball in March 1999. By October, even the financial sector joined in. That the individual investors in Japan who were burned badly in the 1990s are slowly tiptoeing back into the market is another bullish sign. I believe the only stumbling block may come from a rising yen, which would put a damper on the powerful export sector in Japan. Overall, I believe that 10 years of punishment for the Japanese stock market bubble is enough.

Neither a weak Euro nor a 50-basis-point cut in interest rates succeeded in boosting European stock markets in 1999. The bad news is that the Euro has bottomed and interest rates are more likely to rise in the new year. For the first time in three years, I have become lukewarm on Europe. Mergers and acquisitions will most likely continue. They may even begin to cross borders. Unfortunately, these activities are played out in European style--that is, they are drawn out by bureaucracies and rigged by nationalism. Sad to say, the positive benefits of the Euro may become permanently subdued.

                           ---------------------------

                                 ...10 YEARS OF
                               PUNISHMENT FOR THE
                              JAPANESE STOCK MARKET
                                BUBBLE IS ENOUGH.

                           ---------------------------

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 45.99% for the one-year period ended October 31, 1999, while the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") returned 23.03%.*

- The Fund's outperformance was primarily the result of successful stock selections. Also, having a market weighting in Japan was advantageous as most other international funds were underweighted in that country.

- The Fund had an overweighted position in Japanese financial stocks, which netted handsome returns as that country's financial sector began to consolidate in preparation for deregulation and foreign competition.

- We stayed fully invested even in the face of increased volatility in the second half of the year, which benefited the Fund's performance.

---------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 10-31-99

                              1-year        45.99%

                              3-year         2.64%

                              5-year         3.17%

                     Since Inception         7.64%
                         (on 3-4-92)

     ----------------------------------------------------------------------
[SIDENOTE]

                                  FIVE LARGEST
                             INVESTMENTS BY COUNTRY

                       BASED ON NET ASSETS AS OF 10-31-99

COUNTRY                                               % OF NET ASSETS
----------------------------------------------------------------------
Japan                                                           25.3%

United Kingdom                                                  17.1%

France                                                          11.1%

Finland                                                          6.8%

Canada                                                           5.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------

What about Asia outside Japan? For the first time in three years, I am becoming positive on Hong Kong. The end of U.S. interest-rate increases would bode well for the market. I believe the only major threat to the Hong Kong stock market is a renminbi devaluation. As for the rest of Asia, I would stay away until those governments implement structural changes to strengthen their economies and to preclude a relapse of the 1997 meltdown.

As I bid farewell to 2,000 years of human history, I can't help but think that human beings are smart enough to fight one another economically rather than physically. Economic competition will only create more opportunities on this planet. If the threat of large-scale war can be buried, we will truly be entering a phase of sustained economic growth, as the major countries will be preoccupied with producing the highest-quality products for the lowest cost.

We remain optimistic about the future and the strategy of the Strong International Stock Fund. Thank you for your continued confidence in us.



                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                             FROM 3-4-92 TO 10-31-99


[GRAPH]


         THE STRONG INTERNATIONAL                    Lipper International
                 STOCK FUND          MSCI EAFE*           Funds Index*
         ------------------------    ----------      --------------------
 3-92             $10,000             $10,000                $10,000
12-92              $9,819              $9,484                 $9,495
12-93             $14,508             $12,572                $13,215
12-94             $14,282             $13,550                $13,118
12-95             $15,399             $15,069                $14,433
12-96             $16,660             $15,980                $16,515
12-97             $14,294             $16,264                $17,712
12-98             $13,287             $19,516                $19,955
10-99             $17,576             $21,974                $22,821

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of March 1992.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG INTERNATIONAL STOCK FUND SEEKS CAPITAL GROWTH. IT SEARCHES OUTSIDE THE U.S. FOR STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK. THE MANAGER'S THREE-STEP INVESTMENT PROCESS INVOLVES COUNTRY ALLOCATION, INTENSIVE RESEARCH, AND CURRENCY MANAGEMENT. HE EXAMINES THE ECONOMIC OUTLOOK OF INDIVIDUAL COUNTRIES TO DECIDE HOW MUCH OF THE FUND'S ASSETS--IF ANY--TO INVEST IN EACH ONE. THEN HE CHOOSES INDIVIDUAL STOCKS BASED ON RIGOROUS ANALYSIS INCORPORATING INTERVIEWS WITH A COMPANY'S LEADERSHIP. HE SOMETIMES INVESTS TO MANAGE RISK FROM FLUCTUATIONS IN FOREIGN CURRENCY VALUES.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Europe in general was an underperformer relative to the rest of the world's markets.

- Japan was revived in March by blue-chip companies' restructuring plans. As the yen started rising in mid-July, however, it brought the rally to a halt. The rest of Asia moved largely in concert with Japan.

- High-technology and telecommunications stocks, regardless of country, were the darlings of investors in 1999. Their significantly above-market returns fully justified their relatively higher volatility.

--------------------------------------------------------------------------------

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                            THE STRONG OVERSEAS FUND
                            ------------------------


PERSPECTIVES
FROM THE MANAGER


/s/ David Lui

David Lui
Portfolio Manager

--------------------------------------------------------------------------------

As we get set for the start of the new millennium, the biggest concern facing an international fund manager is determining which region will provide the highest returns. Here's an outline of my viewpoint, by region.

We are starting to believe that Japan may finally be out of the woods. Japanese politicians appear to have realized that reform must come now or it will simply never happen. After a huge stimulus package of $100 billion at the end of 1998, another $100 billion package was prepared for November 1999. Further, a wave of industrial restructurings started to snowball in March 1999. By October, even the financial sector joined in.

Perhaps the clearest measure that Japan is on the way to recovery is that individual investors--who were so badly burned in the 1990s--are making their way back into the market. The only stumbling block may come from a rising yen, which will put a damper on the powerful export sector in Japan. Overall, we believe that 10 years of punishment for the Japanese stock market bubble is enough.

In a change from the past three years, I have become lukewarm toward Europe. It seemed nothing, not even a weak Euro or a 50-basis-point interest-rate cut, could boost European stock markets in 1999. The bad news is that the Euro has bottomed and interest rates are more likely to rise in the new year. It's true:
Mergers and acquisitions will continue and may even begin to fulfill the promise of the European Union by crossing borders. Unfortunately, they are drawn out by bureaucracies and affected by

                           ---------------------------

                                  ...JAPAN MAY
                                 FINALLY BE OUT
                                  OF THE WOODS.

                           ---------------------------

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 75.24% for the one-year period ended October 31, 1999, while the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") returned 23.03%.*

- The Fund's outperformance was primarily the result of successful stock selections. Because this Fund holds larger positions in those stocks where our convictions are particularly strong, the success of those positions has had a dramatic impact on performance.

- The Fund had an overweighted position in Japanese financial stocks, which netted handsome returns as that country's financial sector began to consolidate in preparation for deregulation and foreign competition.

--------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 10-31-99

                              1-year       75.24%

                     Since Inception       31.25%
                        (on 6-30-98)

     ----------------------------------------------------------------------
[SIDENOTE]

                                  FIVE LARGEST
                             INVESTMENTS BY COUNTRY

                       BASED ON NET ASSETS AS OF 10-31-99

COUNTRY                                               % OF NET ASSETS
----------------------------------------------------------------------
Japan                                                           25.5%

United Kingdom                                                  15.3%

France                                                           9.7%

Finland                                                          6.5%

Canada                                                           5.5%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------
nationalism, which may combine to permanently subdue the positive impact of the Euro.

As for Asia outside Japan, in another change from the past three years, I am now becoming positive on Hong Kong. A possible end of U.S. interest-rate increases may bode well for the market. I'm inclined to stay away from the rest of Asia until the governments of those countries implement meaningful structural changes.

As I bid farewell to 2,000 years of human history, I find many reasons for optimism. I can't help but think that human beings are smart enough to fight one another economically rather than physically. And if the threat of large-scale war can be eliminated, we will truly be entering a phase of sustained economic growth, as the major countries will be preoccupied with producing the highest-quality products for the lowest cost.

Thank you for your investment in the Strong Overseas Fund. I am committed to pursuing superior investment results around the world and believe the Fund is well positioned to do just that.



                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 6-30-98 TO 10-31-99


[GRAPH]


              THE STRONG                     Lipper International
             OVERSEAS FUND   MSCI EAFE*          Funds Index*
             -------------   ----------      --------------------
 6-98          $10,000        $10,000              $10,000
 8-98           $9,290         $8,850               $8,693
10-98           $8,200         $9,473               $9,042
12-98          $10,460        $10,351               $9,728
 2-99          $11,080        $10,075               $9,535
 4-99          $11,420        $10,920              $10,312
 6-99          $12,240        $10,762              $10,400
 8-99          $12,800        $11,122              $10,716
10-99          $14,370        $11,655              $11,125

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG OVERSEAS FUND SEEKS CAPITAL GROWTH. IT SEARCHES OUTSIDE THE U.S. FOR STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK. THE MANAGER'S THREE-STEP INVESTMENT PROCESS INVOLVES COUNTRY ALLOCATION, INTENSIVE RESEARCH, AND CURRENCY MANAGEMENT. HE STUDIES INDIVIDUAL COUNTRIES TO DECIDE WHETHER, AND HOW MUCH, TO INVEST IN EACH. STOCKS ARE CHOSEN THROUGH RIGOROUS ANALYSIS THAT INCLUDES INTERVIEWS WITH COMPANY LEADERS. THE FUND SOMETIMES INVESTS TO MINIMIZE RISK FROM FOREIGN-CURRENCY FLUCTUATIONS. AT TIMES, THE FUND MAY TAKE AGGRESSIVE POSITIONS IN COMPANIES AND COUNTRIES.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The MSCI Europe, Australasia, and Far East Index, the Fund's benchmark, returned 23.03% for the year ended October 31, 1999. The Lipper International Funds Index returned 23.05% for the same period.

- Relative to the rest of the world's markets, Europe underperformed.

- As Japanese blue-chip companies launched restructuring plans in March, that country's market was revived. That rally ceased as the yen started rising in mid-July. The rest of Asia moved largely in sync with Japan.

- High-technology and telecommunications stocks, regardless of country, were the darlings of investors in 1999. They were also more volatile than other sectors, but their significant returns compensated for the additional risk.

--------------------------------------------------------------------------------

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                     THE STRONG GLOBAL HIGH-YIELD BOND FUND
                     --------------------------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ John T. Bender

John T. Bender
Portfolio Co-manager

--------------------------------------------------------------------------------

Emerging-market debt posted healthy returns over the period, a response to rising commodity prices and signs of renewed economic growth. Of particular note is the escalation in oil prices, which hit $21.75 per barrel by the end of October 1999. Rising commodity prices are of great importance to emerging markets, which tend to rely on their natural resources to spur their economies. Investors greeted this rebound in commodity prices enthusiastically, with many returning to developing markets for the first time since their near-collapse in the fall of 1998.

Investments in Mexican and South Korean debt helped the Fund's total return. Mexico has already been upgraded and is still on positive credit watch, as rising oil prices and fiscal prudence continue to improve that country's credit profile. South Korean debt has been upgraded several times in the past year, as it continues to clean up problems with its banking system and strengthen its economic performance.

The recent good news in Mexico and South Korea does not, unfortunately, easily translate to countries such as Venezuela, Brazil, and Russia. The economic and political challenges facing these countries are still quite substantial. Going forward, we will continue to underweight these countries until we are far more confident of their future prospects.

Heavy supply and a decline in credit quality have characterized the domestic high-yield market in recent months. Corporations have rushed to issue new debt before year-end pressures

                           ---------------------------

                              COUNTRY EXPOSURE(4)

                                 AS OF 10-31-99

                                     Mexico
                                      14.3%

                                      ----

                                     Bermuda
                                      7.8%

                                      ----

                                   South Korea
                                      7.2%

                                      ----

                                     Canada
                                      4.4%

                                      ----

                                    Argentina
                                      3.7%

                           ---------------------------

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Global High-Yield Bond Fund returned 9.12% during the year ended October 31, 1999. The Global High-Yield Bond Index returned 14.32% for the same period.*

- The Fund maintained its defensive posture relative to emerging markets by investing mainly in higher-quality emerging markets such as South Korea and Mexico. These countries have demonstrated a willingness to exercise fiscal discipline during challenging economic times.

- We continue to overweight U.S. high-yield securities in the portfolio, particularly those from the telecommunications, energy, and chemical sectors.

     ---------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 10-31-99

                              1-year         9.12%

                     Since Inception         0.23%
                        (on 1-31-98)

     ---------------------------------------------------------------------------
[SIDENOTE]

                                    PORTFOLIO
                                   STATISTICS

                                 AS OF 10-31-99

               30-day annualized yield(1)   7.66%

                Average credit quality(2)   BB

                      Average maturity(3)   5.7 years

--------------------------------------------------------------------------------

(1) Yields are historical and do not represent future yields, which will fluctuate. Yield is as of 10-29-99.

(2) For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

(3) The Fund's average maturity includes the effect of futures.

(4) Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio. Exposure is calculated based on the sum of total market value of securities and market value of futures. Country exposure does not reflect U.S. holdings.

increase. The net result is that an entire year's supply was brought to market in just the first three quarters of the year. This heavy new-issue volume creates a poor technical environment for high-yield debt. Compounding this problem is the market's increasing concern about credit quality, in the face of a rising default rate on high-yield debt over the past year. These two factors have pushed yield premiums to very attractive levels.

Our emphasis on credit research continues to be a strength. Our security selection focuses primarily on companies with the potential to de-leverage themselves rapidly. Some of our most successful holdings during the period include debt from MetroNet Communications and Global Crossing.

We believe the combination of reduced supply, a stabilization of the default rate, a more stable interest-rate environment, and attractive valuation levels will lead to solid returns from U.S. high-yield debt over the next 12 to 18 months. Given this outlook, we will continue to overweight this market relative to our benchmark.

Thank you for investing in the Strong Global High-Yield Bond Fund. We appreciate the confidence you've shown in us.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 1-31-98 TO 10-31-99

[GRAPH]


                  THE STRONG GLOBAL     Global High-Yield   Lipper Global Income
                HIGH-YIELD BOND FUND      Bond Index*            Funds Index*
                --------------------    -----------------   --------------------
 1-98                  $10,000               $10,000               $10,000
 3-98                  $10,448               $10,404               $10,128
 6-98                  $10,135               $10,041               $10,166
 9-98                   $9,146                $8,495               $10,248
12-98                   $9,683                $9,106               $10,555
 3-99                  $10,123                $9,464               $10,388
 6-99                   $9,963                $9,799               $10,176
 9-99                   $9,948                $9,826               $10,283
10-99                  $10,040               $10,049               $10,269

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Global High-Yield Bond Index and the Lipper Global Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG GLOBAL HIGH-YIELD BOND FUND PURSUES A HIGH LEVEL OF CURRENT INCOME AND CAPITAL APPRECIATION. THE FUND INVESTS PRIMARILY IN MEDIUM- AND LOWER-QUALITY BONDS ISSUED BY U.S. AND FOREIGN COMPANIES. THE MANAGERS START THEIR INVESTMENT PROCESS WITH A BROAD, TOP-DOWN ANALYSIS OF WORLD MARKET AND FINANCIAL CONDITIONS. THIS ANALYSIS LEADS THEM TO COUNTRIES AND COMPANIES WHOSE BONDS ARE BELIEVED TO OFFER THE POTENTIAL FOR HIGH INCOME AND CAPITAL APPRECIATION. IN UNCERTAIN ECONOMIC TIMES, THEY MAY AVOID EMERGING MARKETS AND MAY EVEN INVEST ONLY IN U.S. HIGH-YIELD BONDS AND TWO FOREIGN COUNTRIES.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Rising commodity prices and improved economic performance resulted in decent returns on emerging-market debt. The J.P. Morgan Emerging Markets Bond
  Index +, a measure of these markets' performance and a component of the Fund's own benchmark, returned 19.98% for the one-year period.*

- The U.S. high-yield market performed well but did not keep pace with emerging markets. The Merrill Lynch High-Yield Master II Index returned 5.61% for the year.

- The yield premium paid by high-yield corporate bonds (relative to investment-grade issues) rose slightly. In contrast, the premium paid on government bonds issued by emerging markets remained mostly unchanged from April 30 to October 31.

--------------------------------------------------------------------------------

*The Global High-Yield Bond Index is comprised of 65% J.P. Morgan Emerging
 Markets Bond Index + and 35% Lehman Brothers High-Yield Bond Index. The J.P. Morgan Emerging Markets Bond Index + is an unmanaged index generally representative of emerging-market debt obligations. The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper Global Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Global High-Yield Bond Index data is Bloomberg and Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                       THE STRONG INTERNATIONAL BOND FUND
                       ----------------------------------





PERSPECTIVES
FROM THE MANAGERS


/s/ John T. Bender                       /s/ Bradley C. Tank

John T. Bender                           Bradley C. Tank
Portfolio Co-manager                     Portfolio Co-manager


In the first months of the fiscal year, the global flight to quality that followed 1998's Russian crisis slowly unwound. As a result, long-term interest rates in most countries snapped back by 0.25% to 0.50%--except in Japan, where interest rates moved far lower. To revive and reflate the economy, the Bank of Japan cut interest rates to almost zero percent.

In the second half of the year, however, global interest rates rose in response to stronger-than-anticipated world economic growth. This rebound in economic growth has led investors to discount future monetary tightenings, particularly by U.S. and European central banks. In the U.S., the Federal Reserve Board raised the federal funds rate to 5.25%. European central banks have yet to tighten monetary policy, but market interest rates have risen to reflect a likely move toward higher short-term rates.

In the first months after the Euro's launch on January 1, 1999, it failed to hold value relative to the dollar as European economies slowed down relative to the U.S. In more recent months, however, the Euro has stabilized. After weakening in the first half of the fiscal year, the Japanese yen has rebounded, recently appreciating by 12.9% versus the U.S. dollar as the Japanese economy has begun to recover. Overall, foreign currency returns had a positive impact on the portfolio, as the Fund does not hedge currency risk.

The portfolio's positive return from foreign currency exposure was not enough to offset the

                           ---------------------------

                              COUNTRY EXPOSURE(4)

                                 AS OF 10-31-99

                                      Japan
                                      26.7%

                                      ----

                                     Germany
                                      26.0%

                                      ----

                                      Italy
                                      16.0%

                                      ----

                                 United Kingdom
                                      8.5%

                                      ----

                                     Denmark
                                      7.2%

                           ---------------------------

--------------------------------------------------------------------------------
[SIDENOTE]
FUND HIGHLIGHTS

- The Strong International Bond Fund returned -5.34% for the year ended October 31, 1999, while the Fund's benchmark, the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged), returned -2.96%.*

- The Fund underperformed its benchmark because its duration was longer than the benchmark's, primarily in its European holdings. We scaled back on this approach during the period as it became apparent that the world economy was rebounding from last year's slowdown.

- Since the Fund is not hedged against foreign currency fluctuations, when foreign currencies appreciate versus the U.S. dollar, it positively impacts the Fund. Over the past six months, the Japanese yen appreciated by 12.9% over the dollar.

     ---------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 10-31-99


                              1-year        -5.34%

                              3-year         1.40%

                              5-year         5.38%

                     Since Inception         6.78%
                        (on 3-31-94)

     ---------------------------------------------------------------------------
[SIDENOTE]

                                    PORTFOLIO
                                   STATISTICS

                                 AS OF 10-31-99

               30-day annualized yield(1)   3.51%

                Average credit quality(2)   AA

                      Average maturity(3)   6.6 years

--------------------------------------------------------------------------------

(1) Yields are historical and do not represent future yields, which will fluctuate. Yield is as of 10-29-99.

(2) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

(3) The Fund's average maturity includes the effect of futures.

(4) Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio. Exposure is calculated based on the sum of total market value of securities and market value of futures. Country exposure does not reflect U.S. holdings.

negative impact of its duration overweight in Europe. However, we believe the recent rise in European interest rates more than discounts the potential monetary tightening that may be necessary to offset fears of increased inflation. European growth is increasing, but economic growth is still low. Furthermore, the restructuring of Europe's economy is a deflationary phenomenon. With rates having increased substantially, we believe the risk/reward tradeoff favors being overweighted in European markets relative to our benchmark.

Going forward, we believe international bond markets are attractively priced. Global interest rates have increased substantially due to fears of rapid economic growth and rising inflation. However, market interest rates are very attractive relative to inflation. Therefore, we will look to increase the portfolio's exposure to interest-rate fluctuations as signs of slower global economic growth begin to appear.

We also plan to de-emphasize securities from emerging markets. We believe the rewards for investing in these countries is, at present, insufficient to compensate for the economic and political challenges these markets face.

Thank you for investing in the Strong International Bond Fund. We look forward to continuing to help you pursue your important financial goals.



                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 3-31-94 TO 10-31-99

[GRAPH]


                                                  Salomon Brothers Non-U.S.
                   THE STRONG INTERNATIONAL         World Government Bond      Lipper International Income
                           BOND FUND              Index (Currency Unhedged)*          Funds Index*
                   ------------------------       -------------------------    ---------------------------
 3-94                       $10,000                        $10,000                      $10,000
12-94                       $10,866                        $10,397                       $9,837
12-95                       $12,937                        $12,430                      $11,700
12-96                       $13,966                        $12,937                      $12,784
12-97                       $13,297                        $12,386                      $12,991
12-98                       $15,330                        $14,589                      $14,725
10-99                       $14,421                        $14,055                      $14,143

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG INTERNATIONAL BOND FUND SEEKS HIGH TOTAL RETURN BY INVESTING FOR BOTH INCOME AND CAPITAL GROWTH. IT DOES THIS BY FOCUSING ON INVESTMENT-GRADE BONDS ISSUED IN FOREIGN COUNTRIES. THE FUND'S INVESTMENT PROCESS BEGINS WITH A BROAD ANALYSIS OF GLOBAL FINANCIAL CONDITIONS. THE MANAGERS STRIVE TO IDENTIFY COUNTRIES WHOSE BONDS MAY OFFER THE POTENTIAL FOR CAPITAL GAINS OR A HIGHER LEVEL OF INCOME THAN IS TYPICAL. THE FUND IS NONDIVERSIFIED AND SO MAY CONCENTRATE MORE OF ITS ASSETS IN A SINGLE BOND THAN WOULD A DIVERSIFIED FUND. BECAUSE THE FUND'S INVESTMENTS ARE NOT HEDGED AGAINST CHANGES IN CURRENCY VALUES, THE FUND FACES THE RISK--AND POTENTIAL BENEFIT--OF THE U.S. DOLLAR'S FLUCTUATIONS RELATIVE TO OTHER MAJOR CURRENCIES.

     ---------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- International markets have been characterized by rising interest rates and stronger-than-expected economic growth. The yield on the German 10-year bond rose to 5.16% from 3.87%, while the U.S. 10-year note rose to 6.02% from 5.35% during the last six months.

- The increase in world economic growth brought the potential for inflationary pressures and caused central bankers globally to move toward tighter monetary policy.

- After a poor start, the Euro seems to have stabilized. It ended the period mostly unchanged versus the dollar, after depreciating by 9.4% the previous period.

--------------------------------------------------------------------------------

*The Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed-income government securities. The Lipper International Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                     THE STRONG SHORT-TERM GLOBAL BOND FUND
                     --------------------------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Jeffrey A. Koch                       /s/ Bradley C. Tank

Jeffrey A. Koch                           Bradley C. Tank
Portfolio Co-manager                      Portfolio Co-manager

--------------------------------------------------------------------------------

The past 12 months saw rising interest rates and generally contracting credit spreads. The Fund's commitment to assuming a modest degree of interest-rate risk combined with excellent issue selection in the higher-yielding corporate bond sector has improved the Fund's total return over its benchmark.

At the end of the fiscal year, our portfolio duration was very close to the benchmark's, which represents a slight shortening of our stance relative to the benchmark. We were able to add value for our shareholders during the period by adding to our holdings from good-performing companies in the telecommunications and energy sectors. In telecommunications, Metronet bonds outperformed as the company was taken over by AT&T Canada. Triton Energy was also a significant contributor to the Fund's returns, as rising oil prices and a significant success in new exploration allowed the company's debt to become a candidate for an upgrade. These two companies are excellent examples of how we employ our proprietary credit research in combination with portfolio strategy to pursue total return without taking on undue investment risk. We believe the market holds many other similar opportunities to add value through superior issue selection in the future.

Looking forward, our view is that the movement toward lower global bond prices is substantially over. We believe prices have

                           ---------------------------

                               COUNTRY EXPOSURE(4)

                                 AS OF 10-31-99

                                     Germany
                                      10.2%

                                      ----

                                     CANADA
                                      2.5%

                                      ----

                                    Australia
                                      2.1%

                                      ----

                                   New Zealand
                                      0.6%

                                      ----

                                     Denmark
                                      0.6%

                           ---------------------------

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- For the year ended October 31, 1999, the Strong Short- Term Global Bond Fund produced a total return of 6.67% versus 4.15% for the Salomon Brothers
  1-3 Year World Government Bond Index (Currency Hedged).*

- Our response to this period of rising global interest rates has been to keep the duration of the Fund below two years. We will look to increase portfolio duration if global bond yields increase.

- By increasing our exposure to short-maturity, high-yield corporate bonds, we have positioned the Fund to take advantage of the attractive income levels available in the U.S. corporate bond market.

     ---------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 AS OF 10-31-99

                              1-year         6.67%

                              3-year         5.74%

                              5-year         7.27%

                     Since Inception         7.39%
                        (on 3-31-94)

     ---------------------------------------------------------------------------
[SIDENOTE]

                              PORTFOLIO STATISTICS

                                 AS OF 10-31-99


               30-day annualized yield(1)  6.61%

                Average credit quality(2)  AA

                      Average maturity(3)  2.1 years

--------------------------------------------------------------------------------

(1) Yields are historical and do not represent future yields, which will fluctuate. Yield is as of 10-29-99.

(2) For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

(3) The Fund's average maturity includes the effect of futures.

(4) Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio. Exposure is calculated based on the sum of total market value of securities and market value of futures. Country exposure does not reflect U.S. holdings.

reached a near bottom and don't expect any significant change in the immediate future. Global monetary policy will continue to tighten, but won't have much impact on bond prices because such policy moves are already substantially reflected in current market prices. We anticipate that central bankers will remain successful in containing any meaningful upswing in global price inflation. We also believe that the recent increases in market interest rates and the price of energy will begin to dampen global economic growth.

The income levels available on short-maturity fixed-income securities represent terrific value, particularly against the backdrop of low global price inflation. We encourage investors to consider building their portfolio's allocation to fixed-income investments in the months ahead.

Thank you for your continued confidence in the Strong Short-Term Global Bond
Fund.



                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 3-31-94 TO 10-31-99

[GRAPH]


                                           Salomon Brothers 1-3 Year
               THE STRONG SHORT-TERM          World Government Bond      Lipper Short World Multi-
                  GLOBAL BOND FUND          Index (Currency Hedged)*       Market Income Average*
               ---------------------       -------------------------     -------------------------
 3-94                  $10,000                       $10,000                    $10,000
12-94                  $10,513                       $10,153                    $ 9,723
12-95                  $11,612                       $11,286                    $10,497
12-96                  $12,775                       $12,088                    $11,177
12-97                  $13,629                       $12,856                    $11,555
12-98                  $14,184                       $13,796                    $12,194
10-99                  $14,892                       $14,265                    $12,331

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) and the Lipper Short World Multi-Market Income Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG SHORT-TERM GLOBAL BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF INCOME WITH A LOW DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND DOES THIS BY FOCUSING ON HIGH-QUALITY, SHORT-TERM BONDS FROM ISSUERS IN THE U.S. AND FOREIGN COUNTRIES. THE PRICES OF SHORT-TERM BONDS ARE GENERALLY LESS SENSITIVE TO CHANGES IN INTEREST RATES AND OTHER MARKET CONDITIONS THAN ARE LONG-TERM BONDS, SO THE FUND'S EMPHASIS ON SHORT-TERM ISSUES HELPS TO KEEP VOLATILITY MODEST. BEFORE CHOOSING INDIVIDUAL INVESTMENTS FOR THE FUND, THE MANAGERS EXAMINE GLOBAL ECONOMIC AND FINANCIAL CONDITIONS TO IDENTIFY COUNTRIES WHOSE BONDS APPEAR TO HAVE POTENTIAL FOR CAPITAL GAINS OR HIGH INVESTMENT INCOME. THEY THEN SELECT INDIVIDUAL BONDS THAT THEY BELIEVE ARE POISED TO BENEFIT FROM A COUNTRY'S ECONOMIC CONDITIONS.

     ---------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Interest rates in Europe and the U.S. increased during the period due to fears of stronger global growth and tighter monetary policy.

- The U.S. Federal Reserve increased the federal funds rate by 50 basis points in the second half of the year as a response to strong economic growth and tight labor markets. European market yields rose as investors began to anticipate more aggressive monetary tightening in Europe.

- Corporate securities generally underperformed similar-maturity government securities in recent months as a record supply of new issues drove prices down. We took advantage of this short-term situation to increase our exposure to U.S. corporate bonds.

--------------------------------------------------------------------------------

* The Solomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term, global fixed-income government securities. Rolling one-month-forward exchange contracts are used as the hedging instrument. The Lipper Short World Multi-Market Income Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keeps a dollar-weighted average maturity of less than five years. Source of the Solomon index data is Solomon Brothers. Source of the Lipper data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                                     October 31, 1999
---------------------------------------------------------------------------------------------
                                 STRONG ASIA PACIFIC FUND
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
COMMON STOCKS 77.4%
Australia 15.1%
Adcorp Australia, Ltd. (Acquired 10/04/99;
  Cost $164,750) (b) (d)                                           250,000     $    159,300
The Broken Hill Proprietary Company, Ltd.                           87,980          908,578
Cable & Wireless Optus, Ltd. (b)                                   406,000          928,744
Capral Aluminium, Ltd.                                             299,000          366,947
FXF Trust (b)                                                      405,000          129,033
John Fairfax Holdings, Ltd.                                        345,000          863,948
Kidz.net, Ltd. (b)                                               2,112,641          585,586
LibertyOne, Ltd. (b)                                             1,095,000        1,353,604
MIM Holdings, Ltd.                                               1,481,936        1,218,134
Normandy Mining, Ltd.                                            1,030,000          781,016
North, Ltd.                                                        400,000          772,286
Novogen, Ltd. (b)                                                  500,000        1,067,310
Novus Petroleum, Ltd. (b)                                          800,000          728,957
Oil Search, Ltd. (b)                                               637,000          742,790
Orogen Minerals, Ltd.                                              760,000          813,577
PowerLan, Ltd.                                                     300,000          701,557
Pracom, Ltd. (Acquired 9/21/99;
  Cost $58,892) (b) (d)                                             75,000           47,790
Solution 6 Holdings, Ltd. (b)                                      177,644          778,780
Sydney Aquarium, Ltd.                                              343,450          930,097
Tourism Asset Holdings, Ltd.                                     1,080,000          433,551
Village Roadshow, Ltd.                                             224,000          431,053
WMC, Ltd.                                                          200,000          857,671
                                                                                -----------
                                                                                 15,600,309

China 1.5%
China Merchants Hai Hong Holdings                                1,100,000          870,937
Martin Currie China Heartland Fund, Ltd. (b)                       100,000          712,500
                                                                                -----------
                                                                                  1,583,437

Hong Kong 5.0%
CDL Hotels International, Ltd.                                   1,627,851          550,127
China Telecom (Hong Kong), Ltd. (b)                                238,000          815,037
Dickson Concepts International, Ltd.                             1,198,000        1,118,185
Hengan International Group Company, Ltd.                         3,030,000          828,935
South China Morning Post Holdings, Ltd.                          1,500,000        1,091,084
Tianjin Development Holdings, Ltd.                               1,544,000          790,138
                                                                                -----------
                                                                                  5,193,506

India 3.2%
Indian Hotels Company, Ltd.                                             50              424
The Indian Smaller Companies Fund, Ltd. (b)                         16,089          289,763
Indocam Himalayan Fund NV (b)                                       87,000        1,479,000
Reliance Industries, Ltd.                                              300            1,617
UTI-Mastergrowth 93 Fund (b)                                       732,400          288,260
Videsh Sanchar Nigam, Ltd.                                          76,000        1,214,100
                                                                                -----------
                                                                                  3,273,164

Indonesia 1.7%
Aneka Tambang Tbk PT                                             2,950,000          629,044
Hanjaya Mandala Sampoerna Tbk PT (b)                               290,000          678,089
London Sumatra Indonesia PT (b)                                  2,400,000          502,941
                                                                                -----------
                                                                                  1,810,074

Japan 24.3%
Alpha Systems, Inc.                                                  9,000        1,253,602
CRESCO, LTD.                                                        16,400        1,402,113
East Japan Railway Company                                             150          920,749
Fidelity Japan OTC and Regional Markets
  Fund, Ltd. (b)                                                    69,500        1,059,875
Hitachi Maxell, Ltd.                                                41,000          984,630
Jafco Company, Ltd.                                                 15,000        1,685,879
Japan Airlines Company, Ltd.                                       297,000          998,559
Japan Tobacco, Inc.                                                     52          574,448
KOMATSU, LTD.                                                      182,000        1,059,481
Kyocera Corporation                                                 12,000        1,152,738
The Nichido Fire & Marine Insurance
  Company, Ltd.                                                    220,000        1,354,659
The Nikko Securities Company, Ltd.                                 166,000        1,562,728
Nippon Express Company, Ltd.                                       198,000        1,403,689
Nittetsu Mining Company, Ltd.                                      225,000         $583,573
Nomura Securities Company, Ltd.                                     85,000        1,405,235
Okumura Corporation (b)                                            270,000          972,622
Onward Kashiyama Company, Ltd.                                      66,000        1,038,501
The Prospect Japan Fund, Ltd. (b)                                  100,000          975,000
Round One Corporation                                                    6           80,692
Softbank Corporation                                                 2,500        1,039,866
Sumitomo Electric Industries                                        67,000          901,700
Toei Company, Ltd.                                                 218,000          948,646
The Tokio Marine & Fire Insurance Company, Ltd.                     45,000          590,058
Yokowo Company, Ltd.                                                66,000        1,131,700
                                                                                -----------
                                                                                 25,080,743

Luxembourg 0.5%
Nomura International PLC Warrants,
  Expire 9/28/00                                                       850          499,375

Malaysia 1.6%
Berjaya Sports Toto BHD                                            212,000          460,275
Malaysia International Shipping BHD (Fgn Reg)                      188,000          282,007
Sime Darby BHD                                                     261,000          311,835
World Equity Benchmark Shares - Malaysia
  Index Series                                                     100,000          575,000
                                                                                -----------
                                                                                  1,629,117

New Zealand 5.2%
Air New Zealand, Ltd. Class B                                      619,000          916,935
Auckland International Airport, Ltd.                               640,000          889,601
Guinness Peat Group PLC                                            741,610          568,090
MONTANA GROUP NZ, LTD.                                             865,000          930,287
Restaurant Brands New Zealand, Ltd.                                667,000          439,880
Sky City, Ltd.                                                     246,000          935,969
Sky Network Television, Ltd. (b)                                   447,716          681,379
                                                                                -----------
                                                                                  5,362,141

Papua New Guinea 0.6%
Lihir Gold, Ltd. (b)                                               700,000          575,392

Philippines 1.8%
Filinvest Land, Inc. (b)                                        11,800,000        1,003,000
Philippine Long Distance Telephone Company                          42,000          876,750
                                                                                -----------
                                                                                  1,879,750

Singapore 7.6%
City Developments, Ltd.                                            175,000          905,808
DBS Group Holdings, Ltd.                                            67,247          760,905
First Capital Corporation, Ltd.                                    740,000          881,854
Fraser & Neave, Ltd.                                               227,000          970,027
G.K. Goh Holdings, Ltd.                                            780,000          643,154
Harimau Investments, Ltd.                                          583,000          438,610
Hong Leong Finance, Ltd. (Fgn Reg)                                 319,000          587,505
Jurong Shipyards, Ltd.                                             172,000          791,935
NatSteel, Ltd.                                                     435,000          727,836
Singapore Airlines Warrants, Expire 5/11/00                         72,000          485,345
Singapore Computer Systems                                         598,000          712,633
                                                                                -----------
                                                                                  7,905,612

South Korea 2.9%
Haansoft, Inc.                                                     196,334        1,440,983
Hite Brewery Company, Ltd. (b)                                      26,500          928,274
Samsung Electronics                                                  4,000          667,223
                                                                                -----------
                                                                                  3,036,480

Taiwan 0.9%
Asustek Computer, Inc.                                              94,000          989,943

---------------------------------------------------------------------------------------------
                          STRONG ASIA PACIFIC FUND (continued)
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
Thailand 4.8%
Dusit Thani PCL (b)                                                 52,100     $     48,759
Dusit Thani PCL (Fgn Reg) (b)                                      267,400          250,255
Golden Land Property Development PCL (b)                         1,290,000          501,295
KCE Electronics PCL (Fgn Reg) (b)                                  347,600          738,425
Kiatnakin Finance PCL (b)                                          815,000          981,800
National Petrochemical PCL (Fgn Reg) (b)                           995,000          882,869
PTT Exploration and Production PCL (b)                             118,000          862,073
The Pizza PCL (Fgn Reg)                                            239,000          684,184
Royal Garden Resort PCL Warrants,
  Expire 5/18/05                                                    43,400                0
                                                                                -----------
                                                                                  4,949,660

United Kingdom 0.6%
Genesis Malaysia Maju Fund, Ltd. (b)                                32,000          624,000

VIETNAM 0.1%
Beta Mekong Fund                                                    25,000           62,500
Beta Mekong Fund Warrants, Expire 10/31/09                           5,000                0
                                                                                -----------
                                                                                     62,500


-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $74,853,745)                                           80,055,203
-------------------------------------------------------------------------------------------

PREFERRED STOCKS 0.4%
Australia
Village Roadshow, Ltd.                                             245,000          418,386

-------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $427,852)                                              418,386
-------------------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.9%
Japan
Orix Corporation Bonds, 0.375%, Due 3/31/05                     50,000,000 JPY      546,662
77 Bank, Ltd. Bonds, 0.45%, Due 3/29/02                        120,000,000 JPY    1,440,922

-------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $1,581,851)                                         1,987,584
-------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 19.1%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 4.25%                                              $     15,000           15,000

Time Deposits 19.1%
United States
Bank of Scotland, 5.25%, Due 11/01/99                            4,700,000        4,700,000
Dresdner Bank, 5.125%, Due 11/01/99                              4,700,000        4,700,000
First National Bank of Chicago, 5.20%,
  Due 11/01/99                                                     900,000          900,000
Republic National Bank of New York,
  5.1875%, Due 11/01/99                                          4,700,000        4,700,000
Royal Bank of Canada, 5.2188%, Due 11/01/99                      4,700,000        4,700,000
                                                                                -----------
Total Time Deposits                                                              19,700,000

-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $19,715,000)                                  19,715,000
===========================================================================================
Total Investments in Securities (Cost $96,578,448) 98.8%                        102,176,173
-------------------------------------------------------------------------------------------
Other Assets & Liabilities, Net 1.2%                                              1,228,507
-------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                              $103,404,680
===========================================================================================
---------------------------------------------------------------------------------------------
                         STRONG FOREIGN MAJOR MARKETS FUND
---------------------------------------------------------------------------------------------

COMMON STOCKS 91.9%
Australia 1.1%
National Australia Bank, Ltd.                                        1,001     $     15,436
News Corporation, Ltd.                                                 850            6,142
                                                                                -----------
                                                                                     21,578

BELGIUM 1.4%
Fortis Group                                                           320           10,836
KBC Bancassurance Holding NV                                           330           17,058
                                                                                -----------
                                                                                     27,894

Finland 1.8%
Nokia Oyj                                                              310           35,583
                                                                                -----------

France 7.7%
Axa                                                                    100           14,146
Carrefour Supermarche SA                                               190           35,276
France Telecom SA                                                      270           26,161
L'OREAL                                                                 20           13,387
STMicroelectonics                                                      120           10,570
Suez Lyonnaise des Eaux                                                130           21,051
Total Fina SA                                                          152           20,604
Vivendi SA                                                             196           14,897
                                                                                -----------
                                                                                    156,092

Germany 6.5%
Allianz AG                                                             100           30,539
DaimlerChrysler AG                                                     370           28,883
Deutsche Telekom AG                                                    480           22,128
Mannesmann AG                                                           90           14,194
Siemens AG                                                             410           36,915
                                                                                -----------
                                                                                    132,659

Hong Kong 2.0%
Cable & Wireless HKT, Ltd.                                           4,090            9,346
Hang Seng Bank, Ltd.                                                 1,000           10,879
Hutchison Whampoa, Ltd.                                              2,000           20,084
                                                                                -----------
                                                                                     40,309

Ireland 0.7%
Allied Irish Banks PLC                                                 580            7,281
Irish Life & Permanent PLC                                             647            6,620
                                                                                -----------
                                                                                     13,901

Italy 3.2%
Assicurazioni Generali                                                 580           18,753
Eni Spa                                                              4,300           25,361
Telecom Italia Mobile Spa                                            3,290           20,668
                                                                                -----------
                                                                                     64,782

Japan 26.1%
The Bank of Tokyo - Mitsubishi                                       1,000           16,599
BRIDGESTONE CORPORATION                                              1,000           27,570
Canon, Inc.                                                          1,000           28,338
Denso Corporation                                                    1,000           21,422
East Japan Railway Company                                               4           24,553
Fuji Photo Film                                                      1,000           32,181
Fujitsu, Ltd.                                                        1,000           30,163
Hitachi, Ltd.                                                        2,000           21,652
Honda Motor Company, Ltd.                                            1,000           42,267
Kansai Electric Power Company, Inc.                                  2,000           37,445
Kao Corporation                                                      1,000           30,548
Matsushita Electric Industrial Company, Ltd.                         1,000           21,085
NEC Corporation                                                      1,000           20,269
Nippon Steel Corporation                                             7,000           17,819
Nomura Securities Company, Ltd.                                      1,000           16,532
Sony Corporation                                                       200           31,239
The Sumitomo Bank, Ltd.                                              1,000           16,120
The Tokio Marine & Fire Insurance Company, Ltd.                      1,000           13,112

---------------------------------------------------------------------------------------------
                        STRONG FOREIGN MAJOR MARKETS FUND (continued)
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
Tokyo Electric Power Company                                         2,000     $     44,765
Toyota Motor Corporation                                             1,000           34,678
                                                                                -----------
                                                                                    528,357

Malaysia 0.6%
Telekom Malaysia BHD                                                 4,000           12,316

Netherlands 3.8%
ING Groep NV                                                           480           28,396
Royal Dutch Petroleum Company                                          800           47,960
                                                                                -----------
                                                                                     76,356

New Zealand 0.1%
Telecom Corporation of New Zealand, Ltd.                               460            1,853

Norway 0.4%
Orkla ASA 'A Shares'                                                   525            7,351

Portugal 0.5%
Electricidade de Portugal SA                                           590            9,199

Singapore 1.9%
Singapore Airlines, Ltd.                                             2,000           21,186
Singapore Press Holdings, Ltd.                                       1,000           17,153
                                                                                -----------
                                                                                     38,339

Spain 2.9%
Banco Santander Central Hispano SA                                   3,040           31,652
Telefonica SA (b)                                                    1,590           26,233
                                                                                -----------
                                                                                     57,885

Sweden 2.7%
Hennes & Mauritz AB 'B Shares'                                         560           14,931
Skandia Forsakrings AB                                                 390            8,709
Telefonaktiebolaget LM Ericsson                                        730           30,465
                                                                                -----------
                                                                                     54,105

Switzerland 3.5%
Novartis AG                                                             30           44,985
UBS AG                                                                  90           26,251
                                                                                -----------
                                                                                     71,236

Taiwan 1.7%
Taiwan Semiconductor Manufacturing
  Company, Ltd. (b)                                                  1,000           34,625

United Kingdom 22.4%
AstraZeneca Group PLC                                                  900           40,724
BP Amoco PLC                                                         5,780           56,118
Barclays PLC                                                         1,120           34,307
British Telecommunications PLC                                       1,790           32,477
Cable & Wireless PLC                                                 1,870           21,861
Diageo PLC                                                           4,640           46,919
Dixons Group PLC                                                     1,100           19,497
Glaxo Wellcome PLC                                                   1,360           40,161
HSBC Holdings PLC                                                    2,970           36,600
Lloyds TSB Group PLC                                                 2,900           40,124
Misys PLC                                                            2,100           17,540
SmithKline Beecham PLC                                               2,130           27,457
Vodafone AirTouch PLC                                                4,660           21,683
WPP Group PLC                                                        1,600           17,376
                                                                                -----------
                                                                                    452,844

United States 0.9%
Global TeleSystems Group, Inc. (b)                                     800           19,150
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,724,976)                                             1,856,414
-------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 8.4%
Commercial Paper 1.3%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 4.25%                                                   $27,000     $     27,000

Government & Agency Issues 2.2%
United States
United States Treasury Bills, Due 11/18/99 (c)                      45,000           44,909

Time Deposits 4.9%
United States
Dresdner Bank, 5.125%, Due 11/01/99                                100,000          100,000
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $171,906)                                        171,909
===========================================================================================
Total Investments in Securities (Cost $1,896,882) 100.3%                          2,028,323
Other Assets & Liabilities, Net (0.3%)                                               (5,123)
-------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                $2,023,200
===========================================================================================


FUTURES
-------------------------------------------------------------------------------------------
                                                              Underlying
                                                Expiration    Face Amount       Unrealized
                                                    Date        at Value       Appreciation
-------------------------------------------------------------------------------------------
Purchased:
2 CAC 40 Euro Index                                12/99        $102,955          $7,305


---------------------------------------------------------------------------------------------
                         STRONG INTERNATIONAL STOCK FUND
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
COMMON STOCKS 97.1%
Australia 0.5%
TABCORP Holdings, Ltd.                                              94,600     $    599,174

Canada 5.6%
Nortel Networks Corporation                                        102,000        6,317,625

Egypt 0.0%
Suez Cement                                                            300            4,913

Finland 6.8%
Nokia Oyj                                                           66,300        7,610,157

France 11.1%
Banque Nationale de Paris                                           27,900        2,457,548
Lagardere S.C.A.                                                    27,600        1,120,937
STMicroelectonics                                                   70,600        6,218,741
Societe Generale                                                     5,194        1,134,184
Societe Television Francaise                                         4,900        1,540,365
                                                                                -----------
                                                                                 12,471,775

Germany 4.3%
Bayerische Motoren Werke AG                                         38,116        1,218,320
Mannesmann AG                                                       23,000        3,627,274
                                                                                -----------
                                                                                  4,845,594

Greece 0.1%
National Bank of Greece SA                                           2,050          147,600

HONG KONG 5.0%
Hutchison Whampoa, Ltd.                                            176,000        1,767,364
Johnson Electric Holdings, Ltd.                                    378,000        2,043,901
Li & Fung, Ltd.                                                  1,068,000        1,821,822
                                                                                -----------
                                                                                  5,633,087

---------------------------------------------------------------------------------------------
                      STRONG INTERNATIONAL STOCK FUND (continued)
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
India 0.4%
Asian Hotels, Ltd.                                                     150     $        450
Indian Hotels Company, Ltd.                                          2,050           17,372
Infosys Technologies, Ltd.                                           2,800          449,086
UTI-Mastergrowth 93 Fund (b)                                        37,600           14,799
                                                                                -----------
                                                                                    481,707

Ireland 0.6%
Connemara Green Marble Quarries PLC
  (Acquired 11/21/96 - 6/20/97;
  Cost $635,000) (b) (d) (e)                                        50,800          635,000
Connemara Green Marble Quarries PLC Warrants,
  Expire 9/30/02 (Acquired 11/21/96;
  Cost $0) (b) (d) (e)                                               8,000                0
                                                                                -----------
                                                                                    635,000

Italy 5.6%
Bipop-Carire Spa                                                    66,000        2,803,038
Mediaset Spa                                                       107,500        1,074,595
Mediolanum Spa                                                     210,300        1,723,296
Telecom Italia Mobile Spa                                          110,900          696,666
                                                                                -----------
                                                                                  6,297,595

Japan 25.3%
Advantest Corporation                                               10,300        1,553,410
The Bank of Tokyo - Mitsubishi                                      87,000        1,444,150
Daiwa Securities Group, Inc.                                       322,000        3,442,708
Fuji Bank, Ltd.                                                    139,000        1,909,414
Hoya Corporation                                                    17,000        1,224,784
Keyence Corporation                                                  7,200        1,933,141
Matsushita Communication Industrial Company, Ltd.                    8,000        1,346,398
NTT Data Corporation                                                    80        1,268,012
NTT Mobile Communication Network, Inc.                                  85        2,261,768
Nintendo Company, Ltd.                                               6,200          986,282
Rohm Company, Ltd.                                                   8,000        1,798,271
Sakura Bank, Ltd.                                                  258,000        2,220,634
Taisho Pharmaceutical Company, Ltd.                                 28,000        1,167,339
Takeda Chemical Industries                                          19,000        1,093,275
Tokyo Electron, Ltd.                                                27,000        2,246,110
Tokyo Seimitsu Company, Ltd.                                        20,300        2,478,511
                                                                                -----------
                                                                                 28,374,207

Mexico 0.3%
Fomento Economico Mexicano SA de CV
  Sponsored ADR                                                     11,900          390,469

Netherlands 4.9%
ASM Lithography Holding NV (b)                                      57,200        4,048,833
Vendex KBB NV                                                       25,700          752,328
Verenigde Nederlandse Uitgeversbedrijven NV                         21,000          712,216
                                                                                -----------
                                                                                  5,513,377

Singapore 3.5%
City Developments, Ltd.                                             99,000          512,429
DBS Group Holdings, Ltd.                                           169,278        1,915,393
Singapore Press Holdings, Ltd.                                      89,900        1,542,070
                                                                                -----------
                                                                                  3,969,892

Spain 0.8%
Banco Santander Central Hispano SA                                  85,696          892,255

Sweden 1.5%
Skandia Forsakrings AB                                              76,000        1,697,132

Switzerland 1.3%
Adecco SA                                                            1,345          817,350
Zurich Allied AG                                                     1,200          681,092
                                                                                -----------
                                                                                  1,498,442

Taiwan 1.5%
Taiwan Semiconductor Manufacturing
  Company, Ltd. (b)                                                 49,600        1,717,400

United Kingdom 17.1%
Dixons Group PLC                                                   229,700     $  4,071,312
Energis PLC (b)                                                    143,500        4,579,648
GKN PLC                                                             45,000          720,653
Hays PLC                                                            86,000          984,859
Lloyds TSB Group PLC                                               144,500        1,999,294
Misys PLC                                                          113,500          948,013
Vodafone AirTouch PLC                                              775,000        3,606,141
WPP Group PLC                                                      207,500        2,253,438
                                                                                -----------
                                                                                 19,163,358

United States 0.9%
Global TeleSystems Group, Inc. (b)                                  42,200        1,010,163

-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $68,850,566)                                          109,270,922
-------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.3%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 4.25%                                               $    79,000           79,000

Government & Agency Issues 0.8%
United States
United States Treasury Bills, Due 11/18/99 (c)                     850,000          848,286

Time Deposits 1.4%
UNITED STATES
Dresdner Bank, 5.125%, Due 11/01/99                              1,600,000        1,600,000
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,527,160)                                    2,527,286
===========================================================================================
Total Investments in Securities (Cost $71,377,726) 99.4%                        111,798,208
-------------------------------------------------------------------------------------------
Other Assets and Liabilities, Net 0.6%                                              618,491
-------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                              $112,416,699
===========================================================================================


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
---------------------------------------------------------------------------------------------
                                                Settlement                      Unrealized
                                                   Date       Value in USD     Depreciation
---------------------------------------------------------------------------------------------
Sold:
495,000,000 JPY                                   1/25/00      $4,826,639      $     79,804


---------------------------------------------------------------------------------------------
                                 STRONG OVERSEAS FUND
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
COMMON STOCKS 93.2%
Australia 0.6%
TABCORP Holdings, Ltd.                                               7,000     $     44,336

Canada 5.5%
BCE Emergis, Inc. (b)                                                1,100           28,715
Nortel Networks Corporation                                          6,000          371,625
                                                                                -----------
                                                                                    400,340

Finland 6.5%
Nokia Oyj                                                            4,080          468,317

France 9.7%
Banque Nationale de Paris                                            1,200          105,701
Lagardere S.C.A.                                                     1,400           56,859
STMicroelectonics                                                    4,100          361,145
Societe Generale                                                       396           86,472
Societe Television Francaise                                           300           94,308
                                                                                -----------
                                                                                    704,485


SCHEDULES OF INVESTMENTS IN SECURITIES ((continued))                         October 31, 1999
---------------------------------------------------------------------------------------------
                            STRONG OVERSEAS FUND (continued)
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
Germany 3.3%
Bayerische Motoren Werke AG                                          2,160     $     69,041
Mannesmann AG                                                        1,080          170,324
                                                                                -----------
                                                                                    239,365

Greece 0.1%
National Bank of Greece SA                                              56            4,032

Hong Kong 5.1%
Hutchison Whampoa, Ltd.                                              9,000           90,376
Johnson Electric Holdings, Ltd.                                     28,500          154,104
Li & Fung, Ltd.                                                     72,000          122,819
                                                                                -----------
                                                                                    367,299

Italy 5.0%
Bipop-Carire Spa                                                     4,500          191,116
Mediaset Spa                                                         6,100           60,977
Mediolanum Spa                                                       9,400           77,028
Telecom Italia Mobile Spa                                            5,700           35,807
                                                                                -----------
                                                                                    364,928

Japan 25.5%
Advantest Corporation                                                  600           90,490
The Bank of Tokyo - Mitsubishi                                       6,000           99,597
Daiwa Securities Group, Inc.                                        20,000          213,832
Fuji Bank, Ltd.                                                      7,000           96,158
Hoya Corporation                                                     1,000           72,046
Keyence Corporation                                                    300           80,548
Matsushita Communication Industrial
  Company, Ltd.                                                      1,000          168,300
NTT Data Corporation                                                     5           79,251
NTT Mobile Communication Network, Inc.                                   5          133,045
Nintendo Company, Ltd.                                                 400           63,631
Rohm Company, Ltd.                                                   1,000          224,783
Sakura Bank, Ltd.                                                   13,000          111,892
Taisho Pharmaceutical Company, Ltd.                                  1,400           58,367
Takeda Chemical Industries                                           1,000           57,541
Tokyo Electron, Ltd.                                                 2,000          166,378
Tokyo Seimitsu Company, Ltd.                                         1,100          134,304
                                                                                -----------
                                                                                  1,850,163

Mexico 0.4%
Fomento Economico Mexicano SA de CV
  Sponsored ADR                                                        800           26,250

Netherlands 4.5%
ASM Lithography Holding NV (b)                                       3,600          254,821
Vendex KBB NV                                                        1,060           31,030
Verenigde Nederlandse Uitgeversbedrijven NV                          1,100           37,307
                                                                                -----------
                                                                                    323,158

Singapore 4.1%
City Developments, Ltd.                                              6,000           31,056
DBS Group Holdings, Ltd.                                            13,167          148,986
SINGAPORE PRESS HOLDINGS, LTD.                                       6,800          116,642
                                                                                -----------
                                                                                    296,684

Spain 0.4%
Banco Santander Central Hispano SA                                   3,094           32,214

Sweden 1.8%
Skandia Forsakrings AB                                               5,700          127,285

Switzerland 1.8%
Adecco SA                                                              175          106,347
Zurich Allied AG                                                        45           25,541
                                                                                -----------
                                                                                    131,888

Taiwan 2.4%
Taiwan Semiconductor Manufacturing
  Company, Ltd. (b)                                                  5,000          173,125

United Kingdom 15.3%
Dixons Group PLC                                                    13,800          244,598
Energis PLC (b)                                                      8,300          264,886
Hays PLC                                                             4,100     $     46,953
Lloyds TSB Group PLC                                                 4,300           59,495
Misys PLC                                                           11,700           97,725
Vodafone AirTouch PLC                                               16,000           74,449
Vodafone AirTouch PLC Sponsored ADR                                  3,000          143,813
WPP Group PLC                                                       16,600          180,275
                                                                                -----------
                                                                                  1,112,194

United States 1.2%
Global TeleSystems Group, Inc. (b)                                   3,700           88,569
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $4,585,173)                                             6,754,632
-------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (a) 7.5%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 4.25%                                                    $2,000            2,000

Government & Agency Issues 0.6%
United States
United States Treasury Bills, Due 11/18/99 (c)                      45,000           44,909

Time Deposits 6.9%
United States
Dresdner Bank, 5.125%, Due 11/01/99                                200,000          200,000
Royal Bank of Canada, 5.2188%, Due 11/01/99                        300,000          300,000
                                                                                -----------
                                                                                    500,000
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $546,901)                                        546,909
===========================================================================================
Total Investments in Securities  (Cost $5,132,074) 100.7%                         7,301,541
Other Assets & Liabilities, Net (0.7%)                                              (50,232)
-------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                              $  7,251,309
===========================================================================================


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
---------------------------------------------------------------------------------------------
                                                Settlement                      Unrealized
                                                   Date       Value in USD     Depreciation
---------------------------------------------------------------------------------------------
Sold:
15,000,000 JPY                                   1/25/00       $   146,262     $      2,418


---------------------------------------------------------------------------------------------
                             STRONG GLOBAL HIGH-YIELD BOND FUND
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
CORPORATE BONDS 59.1%
Argentina 3.7%
YPF Sociedad Anonima Notes, 7.75%,
  Due 8/27/07                                                       50,000 USD $     47,908

Bermuda 7.8%
Global Crossing Holding, Ltd. Senior Notes,
  9.625%, Due 5/15/08                                              100,000 USD      102,000

Canada 4.4%
AT&T Canada, Inc. Senior Notes, 10.625%,
  Due 11/01/08                                                      50,000 USD       57,000

South Korea 7.2%
Korea Electric Power Company Notes, 6.375%,
  Due 12/01/03                                                     100,000 USD       94,266

---------------------------------------------------------------------------------------------
                     STRONG GLOBAL HIGH-YIELD BOND FUND (continued)
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
United States 36.0%
AP Holdings, Inc. Senior Discount Notes,
  Zero %, Due 3/15/08 (Rate Reset
  Effective 3/15/03)                                           $   250,000     $    121,563
Jones Intercable, Inc. Senior Notes, 9.625%,
  Due 3/15/02                                                       75,000           78,566
Lyondell Chemical Company Senior Secured
  Notes, Series B, 9.875%, Due 5/01/07                             100,000          100,000
Nextlink Communications, Inc. Senior Notes,
  10.75%, Due 6/01/09                                              100,000          102,500
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes, Series D, 9.625%, Due 11/15/07                             70,000           67,812
                                                                                -----------
                                                                                    470,441
-------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $824,310)                                               771,615
-------------------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 14.4%
Mexico 14.3%
United Mexican States Bonds, 6.25%,
  Due 12/31/19                                                     250,000 USD      187,350

Russia 0.1%
Vnesheconomobank Floating Rate
  Debentures, 6.0625%, Due 12/15/15
  (Acquired 6/02/98; Cost $5,109) (Defaulted
  Effective 6/02/99) (d)                                             8,770 USD        1,020
-------------------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $204,897)                                    188,370
-------------------------------------------------------------------------------------------

PREFERRED STOCKS 7.7%
United States
R&B Falcon Corporation 13.875% Senior                                  107          101,241
-------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $105,299)                                              101,241
-------------------------------------------------------------------------------------------

WARRANTS 1.9%
United States
R&B Falcon Corporation Warrants, Expire 5/01/09
  (Acquired 5/07/99; Cost $8,250) (d)                                  100           25,000
-------------------------------------------------------------------------------------------
Total Warrants (Cost $8,250)                                                         25,000
-------------------------------------------------------------------------------------------

COMMON STOCKS 0.1%
United States 0.1%
OpTel, Inc. Non-Voting (Acquired 3/18/98;
  Cost $6,750) (b) (d)                                                 150              750
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $6,750)                                                       750
-------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 13.5%
Commercial Paper 5.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 4.25%                                               $    66,000           66,000

Government & Agency Issues 0.8%
United States
United States Treasury Bills, Due 11/18/99 (c)                      10,000            9,980

Time Deposits 7.7%
United States
Bank of Scotland, 5.25%, Due 11/01/99                              100,000          100,000
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $175,979)                                        175,980
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,325,485) 96.7%                           1,262,956
Other Assets and Liabilities, Net 3.3%                                               43,233
-------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                              $  1,306,189
===========================================================================================


---------------------------------------------------------------------------------------------
FUTURES
---------------------------------------------------------------------------------------------
                                                              Underlying
                                                Expiration    Face Amount       Unrealized
                                                    Date        at Value       Appreciation
---------------------------------------------------------------------------------------------
Sold:
1 U.S. Treasury Bonds                              12/99       $ 113,594       $        410


---------------------------------------------------------------------------------------------
                               STRONG INTERNATIONAL BOND FUND
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
CORPORATE BONDS 2.0%
Denmark 0.2%
Nykredit Bonds, 8.00%, Due 10/01/29                                295,000 DKK $     42,805

New Zealand 1.5%
International Bank for Reconstruction and
  Development Medium-Term Notes, Zero %,
  Due 8/20/07                                                    1,000,000 NZD      276,428

United States 0.3%
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.625%, Due 2/28/01                     $    50,000           49,731
-------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $487,724)                                               368,964
-------------------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 57.9%
Australia 2.5%
Australian Government Bonds, 7.50%,
  Due 7/15/05                                                      700,000 AUD      469,316

Denmark 7.0%
Kingdom of Denmark Notes:
  7.00%, Due 11/15/07                                            4,250,000 DKK      660,342
  9.00%, Due 11/15/00                                            4,400,000 DKK      655,786
                                                                                -----------
                                                                                  1,316,128

Finland 3.1%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                                    3,000,000 FIM      588,141

France 5.7%
Government of France Debentures, 8.50%,
  Due 11/25/02                                                     914,694 EUR    1,078,950

Germany 23.6%
Republic of Germany Bonds, Series 97, 6.00%,
  Due 7/04/07                                                    2,072,583 EUR    2,288,830
Republic of Germany Debentures, Series 94,
  7.50%, Due 11/11/04                                            1,815,086 EUR    2,140,629
                                                                                -----------
                                                                                  4,429,459

Italy 16.0%
Buoni Poliennali Del Tes Bonds, 7.75%,
  Due 11/01/06                                                   2,478,988 EUR    2,994,627
-------------------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $12,024,179)                              10,876,621
-------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 7.8%
United States
CS First Boston Mortgage Securities
  Corporation Mortgage Pass-Thru Certificates,
  Series 1992-4, Class A-5, Interest Only, 0.625%,
  Due 10/25/22                                                 $11,021,561          113,632
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (Acquired 10/23/96;
  Cost $317,809) (d)                                               322,572          318,419

SCHEDULES OF INVESTMENTS IN SECURITIES ((continued))                         October 31, 1999
---------------------------------------------------------------------------------------------
                               STRONG INTERNATIONAL BOND FUND (continued)
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 6.6339%, Due 1/25/22                 $   209,513     $    209,154
  Series 1991-3, Class A1, 6.5128%, Due 2/20/21                    387,758          385,933

Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.375%,
  Due 8/17/23                                                       52,027           51,735

Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series
  1995-1, Class B-5, 6.6136%, Due 10/25/28                         383,236          386,976
-------------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $1,338,881)                                                    1,465,849
-------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 25.7%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 4.25%                                                     6,000            6,000

Corporate Bonds 5.4%
Canada
Trizec Hahn Corporation Debentures, 6.10%,
  Due 9/01/00                                                    1,500,000 CAD    1,017,981

Government & Agency Issues 2.2%
United States
United States Treasury Bills, Due 11/18/99 (c)                 $   150,000          149,698
United States Treasury Notes, 6.25%,
  Due 5/31/00                                                      250,000          251,250
                                                                                -----------
Total Government & Agency Issues                                                    400,948

Time Deposits 18.1%
United States
Bank of Scotland, 5.25%, Due 11/01/99                              900,000          900,000
Dresdner Bank, 5.125%, Due 11/01/99                                900,000          900,000
Republic National Bank of New York, 5.1875%,
  Due 11/01/99                                                     900,000          900,000
Royal Bank of Canada, 5.2187%, Due 11/01/99                        700,000          700,000
                                                                                -----------
Total Time Deposits                                                               3,400,000
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,821,894)                                    4,824,929
===========================================================================================
Total Investments in Securities (Cost $18,672,678) 93.4%                         17,536,363
Other Assets & Liabilities, Net 6.6%                                              1,235,532
-------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                              $ 18,771,895
===========================================================================================


FUTURES
---------------------------------------------------------------------------------------------
                                                              Underlying
                                                Expiration    Face Amount       Unrealized
                                                    Date        at Value       Appreciation
---------------------------------------------------------------------------------------------
Purchased:
4 Ten-Year Euro Bonds                              12/99      $  445,204         ($10,385)
4 Ten-Year Japanese Government Bonds                3/00       5,018,398           93,139
9 Ten-Year United Kingdom
  Government Bonds                                 12/99       1,594,216          (35,328)


---------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
---------------------------------------------------------------------------------------------
                                                Settlement                      Unrealized
                                                   Date       Value in USD     Depreciation
---------------------------------------------------------------------------------------------
Purchased:
  2,858,338 EUR                                   2/07/00      $3,038,047        ($81,368)
    350,000 GBP                                   4/04/00         575,976          (3,099)
645,530,000 JPY                                  11/12/99       6,214,526         748,566

Sold:
  1,000,000 AUD                                   4/04/00         638,727          19,274
    450,000 CAD                                   4/04/00         307,028             664
  9,615,000 DKK                                   4/04/00       1,378,420          16,271
  1,380,000 EUR                                   2/07/00       1,466,763            (971)
 30,000,000 JPY                                   2/07/00         293,113         (23,656)

---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                            STRONG SHORT-TERM GLOBAL BOND FUND
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
CORPORATE BONDS 23.7%
Canada 0.9%
MetroNet Communications Corporation
  Senior Notes, 12.00%, Due 8/15/07                                350,000 USD $    409,500

Denmark 0.6%
Nykredit Bonds, 8.00%, Due 10/01/29                              1,875,000 DKK      272,067

New Zealand 0.6%
International Bank for Reconstruction and
  Development Medium-Term Notes, Zero %,
  Due 8/20/07                                                    1,000,000 NZD      276,428

United Kingdom 4.4%
LCR Finance PLC Senior Bonds, 4.50%,
  Due 12/07/28 (Acquired 2/10/99;
  Cost $1,619,593) (d)                                           1,000,000 GBP    1,481,918
Telewest PLC Senior Discount Debentures,
  Zero %, Due 10/01/07 (Rate Reset
  Effective 10/01/00)                                              500,000 USD      456,875
                                                                                -----------
                                                                                  1,938,793

United States 17.2%
Atlas Air, Inc. Pass-Thru Certificates,
  Series 1998-1, Class C, 8.01%, Due 1/02/10                   $   937,400          889,344
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.625%, Due 2/28/01                         100,000           99,462
Bresnan Communications Group LLC/Bresnan
  Capital Corporation Senior Discount Notes,
  Series B, Zero %, Due 2/01/09 (Rate Reset
  Effective 2/01/04)                                             1,500,000        1,025,625
Dial Call Communications, Inc. Senior
  Discount Notes, Series B, 10.25%,
  Due 12/15/05                                                   1,000,000        1,025,000
 GS Escrow Corporation Senior Notes, 6.75%,
  Due 8/01/01                                                    1,000,000          974,567
 HRPT Properties Trust Floating Rate Notes,
  7.4263%, Due 7/09/07 (Remarketing
  Date 7/09/00)                                                  1,000,000          998,830
MCI Worldcom Senior Notes, 13.50%,
  Due 12/15/02                                                   1,000,000        1,137,500
Triton Energy, Ltd./Triton Energy Corporation
  Senior Notes, 8.75%, Due 4/15/02                               1,000,000          995,000
Waste Management, Inc. Senior Notes, 6.50%,
  Due 12/15/02                                                     500,000          450,009
                                                                                -----------
                                                                                  7,595,337
-------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $10,766,767)                                         10,492,125
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                        STRONG SHORT-TERM GLOBAL BOND FUND (continued)
---------------------------------------------------------------------------------------------
                                                                Shares or
                                                                Principal         Value
                                                                  Amount         (Note 2)
---------------------------------------------------------------------------------------------
GOVERNMENT & AGENCY ISSUES 31.5%
Australia 3.9%
Australian Government Bonds, 7.50%,
  Due 7/15/05                                                    2,600,000 AUD $  1,743,174

Germany 4.0%
Republic of Germany Bonds, Series 97, 6.00%,
  Due 7/04/07                                                    1,575,000 EUR    1,747,365

United States 23.6%
FHLMC Multi-Class Mortgage Participation
  Certificates, 9.50%, Due 6/15/06                             $   969,868        1,007,044
FHLMC Participation Certificates:
  7.00%, Due 5/01/03 thru 7/15/06                                1,675,689        1,685,756
  7.557%, Due 7/01/10                                              263,480          265,134
  9.00%, Due 8/01/18                                               731,374          771,311
  10.00%, Due 6/01/05                                              411,919          425,696
FNMA Guaranteed Mortgage Pass-Thru
  Cerificates, Pool #372179, 11.00%, Due 4/01/12                   303,944          325,441
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  10.50%, Due 8/01/20                                              265,817          288,260
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Mortgage
  Certificates, Pool #365418, 6.357%,
  Due 1/01/23                                                      410,436          413,082
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-
  Thru Certificates, Pool #313629, 8.50%,
  Due 11/01/02                                                   1,333,037        1,363,980
GNMA Guaranteed Pass-Thru Certificates,
  Pool #234503, 9.50%, Due 12/15/17                              3,632,192        3,901,987
                                                                                -----------
                                                                                 10,447,691

-------------------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $13,981,137)                              13,938,230
-------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 24.9%
United States
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (Acquired 10/23/96;
  Cost $635,617) (d)                                               645,144          636,837
DLJ Acceptance Trust Collateralized Mortgage
  Obligation, Series 1989-1, Class F, 11.00%,
  Due 8/01/19                                                    1,677,906        1,849,058
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 6.6339%, Due 1/25/22                     838,052          836,614
  Series 1991-3, Class A1, 6.5128%, Due 2/20/21                    775,517          771,867
Empire Funding Home Loan Owner Trust Home
  Loan Asset-Backed Notes, Series 1997-4,
  Class A-3, 7.11%, Due 7/25/14                                  2,213,000        2,203,053
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.50%, Due 3/01/07
  (Acquired 2/21/97; Cost $2,000,000) (d)                        2,000,000        1,988,650
Merrill Lynch Credit Corporation Mortgage
  Investors, Inc. Senior Subordinated Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1994-A, Class A4, 6.6166%, Due 7/15/19                    928,631          949,832
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.375%,
  Due 8/17/23                                                       34,685           34,490
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Variable Rate
  Mortgage Pass-Thru Certificates:
  Series 1992-18P, Class B-5, 7.50%, Due 1/25/21
  (Acquired 9/10/97; Cost $303,339) (d)                        $   302,206     $    301,922
  Series 1995-1, Class B-5, 6.6136%, Due 10/25/28                  185,321          187,129
Resolution Trust Corporation Variable Rate
  Mortgage Pass-Thru Securities, Inc.
  Commercial Certificates, Series 1992-C8,
  Class A-2, 6.7875%, Due 12/25/23                                 313,470          313,980
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1990-C1, Class A, 5.8999%, Due 10/25/20                   553,517          551,442
  Series 1992-3, Class A-2, 6.6426%, Due 6/25/20                   398,634          399,068
-------------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $10,955,680)                                                  11,023,942
-------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 18.8%
Commercial Paper 1.4%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 4.25%                                                   636,000          636,000

Convertible Bonds 1.1%
United States
Corporate Express, Inc. Subordinated
  Notes, 4.50%, Due 7/01/00                                        500,000          496,875

Corporate Bonds 3.3%
Canada 1.6%
Trizec Hahn Corporation Debentures, 6.10%,
  Due 9/01/00                                                    1,000,000 CAD      678,654

United States 1.7%
Niagara Mohawk Power Corporation
  Senior Notes, Series B, 7.00%, Due 10/01/00                 $    756,098          758,740
                                                                                -----------
Total Corporate Bonds                                                             1,437,394

Government & Agency Issues 0.3%
United States
United States Treasury Bills, Due 11/18/99 (c)                     120,000          119,758

Time Deposits 12.7%
United States
Bank of Scotland, 5.25%, Due 11/01/99                            1,400,000        1,400,000
Republic National Bank, 5.1875%,
  Due 11/01/99                                                   2,100,000        2,100,000
Royal Bank of Canada, 5.2187%,
  Due 11/01/99                                                   2,100,000        2,100,000
                                                                                -----------
Total Time Deposits                                                               5,600,000
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $8,275,590)                                    8,290,027
===========================================================================================
Total Investments in Securities (Cost $43,979,174) 98.9%                         43,744,324
Other Assets and Liabilities, Net 1.1%                                              466,866
-------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                              $ 44,211,190
===========================================================================================


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                           October 31, 1999
---------------------------------------------------------------------------------------------
                          STRONG SHORT-TERM GLOBAL BOND FUND (continued)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
FUTURES
---------------------------------------------------------------------------------------------
                                                              Underlying        Unrealized
                                                Expiration    Face Amount      Appreciation
                                                    Date        at Value      (Depreciation)
---------------------------------------------------------------------------------------------
Purchased:
 25  Ten-Year Euro Bonds                           12/99       $2,782,524        ($64,800)

Sold:
 16  Five-Year U.S. Treasury Notes                 12/99        1,727,250         (12,818)
  9  Ten-Year Australian
     Government Bonds                              12/99          793,838          11,678
 14  Ten-Year United Kingdom
     Government Bonds                              12/99        2,479,892          34,656


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
---------------------------------------------------------------------------------------------
                                                Settlement                      Unrealized
                                                   Date       Value in USD     Appreciation
---------------------------------------------------------------------------------------------
Sold:
1,250,000 AUD                                     2/07/00      $  798,171         $26,992
1,250,000 AUD                                     3/07/00         798,292           8,271
1,000,000 CAD                                     4/04/00         682,284           1,476
1,833,000 DKK                                     4/04/00         262,781           3,102
1,700,000 EUR                                     2/07/00       1,806,882          17,898
  870,000 GBP                                     4/04/00       1,431,713           1,177
  580,000 NZD                                     2/07/00         294,944          17,119

--------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
AUD   Australian Dollar
CAD   Canadian Dollar
DKK   Danish Krone
EUR   Euro
FIM   Finnish Mark
GBP   British Pound
JPY   Japanese Yen
NZD   New Zealand Dollar
USD   United States Dollar





LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.
(e) Affiliated issuer (See Note 7 of Notes to Financial Statements.)


Percentages are stated as a percent of net assets.



                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
October 31, 1999

                                                                          (In Thousands, Except per Share Amounts)

                                                           Strong Asia     Strong Foreign     Strong International       Strong
                                                          Pacific Fund    MajorMarkets Fund        Stock Fund         Overseas Fund
                                                         --------------  ------------------- ----------------------  ---------------
ASSETS:
   Investments in Securities, at Value
      Unaffiliated Issuers (Cost of $96,578, $1,897,
      $70,743 and $5,132, respectively)                     $102,176           $2,028                $111,163             $7,302
      Affiliated Issuers (Cost of $0, $0, $635 and
      $0, respectively)                                           --               --                     635                 --
   Receivable for Securities Sold                                258               --                      --                 --
   Receivable for Fund Shares Sold                             1,803               --                     533                 --
   Dividends and Interest Receivable                             235                4                     111                  5
   Other Assets                                                  124                9                     102                 15
                                                            --------           ------                --------             ------
   Total Assets                                              104,596            2,041                 112,544              7,322

LIABILITIES:
   Payable for Securities and Forward
      Foreign Currency Contracts Purchased                     1,101               18                      80                 70
   Payable for Fund Shares Redeemed                               51               --                      --                 --
   Accrued Operating Expenses and Other Liabilities               39               --                      47                  1
                                                            --------           ------                --------             ------
   Total Liabilities                                           1,191               18                     127                 71
                                                            --------           ------                --------             ------
NET ASSETS                                                  $103,405           $2,023                $112,417             $7,251
                                                            ========           ======                ========             ======

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)            $ 98,722           $1,697                $134,182             $5,460
   Undistributed Net Investment Income                         1,715                4                      --                 --
   Accumulated Net Realized Gain (Loss)                       (2,641)             183                 (62,099)              (376)
   Net Unrealized Appreciation                                 5,609              139                  40,334              2,167
                                                            --------           ------                --------             ------
   Net Assets                                               $103,405           $2,023                $112,417             $7,251
                                                            ========           ======                ========             ======

Capital Shares Outstanding (Unlimited Number Authorized)      10,748              172                   8,653                505

NET ASSET VALUE PER SHARE                                      $9.62           $11.78                  $12.99             $14.37
                                                            ========           ======                ========             ======



                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 1999

                                                                             (In Thousands, Except per Share Amounts)

                                                                    Strong Global             Strong                 Strong
                                                                     High-Yield           International        Short-Term Global
                                                                      Bond Fund              Bond Fund              Bond Fund
                                                                   ---------------       ---------------      -------------------
ASSETS:
   Investments in Securities, At Value
      (Cost of $1,325, $18,673 and $43,979, respectively)               $1,263                $17,536                $43,744
   Receivable for Securities and Forward
      Foreign Currency Contracts Sold                                      104                    804                    133
   Receivable for Fund Shares Sold                                          30                      6                    144
   Interest and Dividends Receivable                                        29                    498                    446
   Other Assets                                                              9                     48                      4
                                                                        ------                -------                -------
   Total Assets                                                          1,435                 18,892                 44,471

LIABILITIES:
   Payable for Securities and Forward
      Foreign Currency Contracts Purchased                                 102                    100                     --
   Payable for Fund Shares Redeemed                                         --                      5                      3
   Dividends Payable                                                        12                     --                    233
   Accrued Operating Expenses and Other Liabilities                         15                     15                     24
                                                                        ------                -------                -------
   Total Liabilities                                                       129                    120                    260
                                                                        ------                -------                -------
NET ASSETS                                                              $1,306                $18,772                $44,211
                                                                        ======                =======                =======

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                        $1,794                $20,027                $47,946
   Undistributed Net Investment Income                                      --                    112                    490
   Accumulated Net Realized Loss                                          (426)                  (944)                (4,035)
   Net Unrealized Depreciation                                             (62)                  (423)                  (190)
                                                                        ------                -------                -------
   Net Assets                                                           $1,306                $18,772                $44,211
                                                                        ======                =======                =======

Capital Shares Outstanding (Unlimited Number Authorized)                   148                  1,764                  4,331

NET ASSET VALUE PER SHARE                                                $8.83                 $10.64                 $10.21
                                                                        ======                =======                =======


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31, 1999

                                                                                     (In Thousands)

                                                                            Strong Foreign         Strong            Strong
                                                           Strong Asia       MajorMarkets       International       Overseas
                                                          Pacific Fund           Fund            Stock Fund           Fund
                                                         --------------     --------------     ---------------     ----------
INCOME:
   Dividends (net of foreign withholding taxes of
      $66, $4, $86 and $4, respectively)                     $   801               $ 34            $   937              $  36
   Interest                                                      325                  6                114                 15
                                                             -------               ----            -------             ------
   Total Income                                                1,126                 40              1,051                 51

EXPENSES:
   Investment Advisory Fees                                      570                 18                985                 46
   Custodian Fees                                                235                 82                 82                 54
   Shareholder Servicing Costs                                   227                  6                478                 16
   Professional Fees                                              20                  9                 36                 10
   Reports to Shareholders                                        44                  1                 92                  2
   Federal and State Registration Fees                            47                 18                 29                  7
   Other                                                          28                  2                 50                  1
                                                             -------               ----            -------             ------
   Total Expenses before Absorptions                           1,171                136              1,752                136
   Involuntary Expense Absorptions by Advisor                   (173)              (100)                --                (45)
                                                             -------               ----            -------             ------
   Expenses, Net                                                 998                 36              1,752                 91
                                                             -------               ----            -------             ------
NET INVESTMENT INCOME (LOSS)                                     128                  4               (701)               (40)

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                             18,248                171                (77)               270
      Futures and Forward Foreign Currency Contracts             (90)                41               (167)               (10)
      Foreign Currencies                                          (1)                --                 40                  2
                                                             -------               ----            -------             ------
      Net Realized Gain (Loss)                                18,157                212               (204)               262
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                              7,677                208             39,554              2,115
      Futures and Forward Foreign Currency Contracts             107                  7                (80)                (2)
      Foreign Currencies                                          31                 --                 (6)                --
                                                             -------               ----            -------             ------
      Net Change in Unrealized Appreciation/Depreciation       7,815                215             39,468              2,113
                                                             -------               ----            -------             ------
   NET GAIN ON INVESTMENTS                                    25,972                427             39,264              2,375
                                                             -------               ----            -------             ------

   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                              $26,100               $431            $38,563             $2,335
                                                             =======               ====            =======             ======


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31, 1999

                                                                                               (In Thousands)

                                                                                Strong Global       Strong            Strong
                                                                                 High-Yield      International   Short-Term Global
                                                                                  Bond Fund        Bond Fund         Bond Fund
                                                                               ---------------  --------------- -------------------
INCOME:
   Interest (net of foreign withholding taxes of $0, $4 and $12, respectively)       $121             $1,183             $3,570
   Dividends                                                                           20                 --                 --
                                                                                     ----             ------             ------
   Total Income                                                                       141              1,183              3,570

EXPENSES:
   Investment Advisory Fees                                                            11                129                334
   Custodian Fees                                                                      29                 36                 38
   Shareholder Servicing Costs                                                          6                 63                128
   Professional Fees                                                                    9                 16                 21
   Federal and State Registration Fees                                                 17                 28                 28
   Organization Expense                                                                 5                 18                 14
   Other                                                                                3                 12                 21
                                                                                     ----             ------             ------
   Total Expenses before Absorptions                                                   80                302                584
   Involuntary Expense Absorptions by Advisor                                         (50)                --                 --
                                                                                     ----             ------             ------
   Expenses, Net                                                                       30                302                584
                                                                                     ----             ------             ------
NET INVESTMENT INCOME                                                                 111                881              2,986

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                      (6)                38               (503)
      Futures and Forward Foreign Currency Contracts                                   15                136                237
      Foreign Currencies                                                               --                 (3)                20
                                                                                     ----             ------             ------
      Net Realized Gain (Loss)                                                          9                171               (246)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                      16             (1,814)                61
      Futures and Forward Foreign Currency Contracts                                   --               (243)               789
      Foreign Currencies                                                               --                (40)               (37)
                                                                                     ----             ------             ------
      Net Change in Unrealized Appreciation/Depreciation                               16             (2,097)               813
                                                                                     ----             ------             ------
   NET GAIN (LOSS) ON INVESTMENTS                                                      25             (1,926)               567
                                                                                     ----             ------             ------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $136            ($1,045)            $3,553
                                                                                     ====             ======             ======


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                      Strong Asia                         Strong Foreign
                                                                      Pacific Fund                       MajorMarkets Fund
                                                           ---------------------------------     ---------------------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            Oct. 31, 1999     Oct. 31, 1998       Oct. 31, 1999     Oct. 31, 1998
                                                           ---------------   ---------------     ---------------   ---------------
                                                                                                                       (Note 1)
OPERATIONS:
   Net Investment Income (Loss)                               $    128           $   267              $    4          ($    3)
   Net Realized Gain (Loss)                                     18,157           (16,246)                212              (34)
   Net Change in Unrealized Appreciation/Depreciation            7,815             9,279                 215              (76)
                                                              --------           -------              ------           ------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                  26,100            (6,700)                431             (113)

DISTRIBUTIONS:
   From Net Investment Income                                       --              (267)                 --               --
   In Excess of Net Investment Income                               --               (84)                 --               --
                                                              --------           -------              ------           ------
   Total Distributions                                              --              (351)                 --               --

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                   237,030            52,969               2,771            1,990
   Proceeds from Reinvestment of Distributions                      --               335                  --               --
   Payment for Shares Redeemed                                (181,435)          (54,629)             (2,643)            (413)
                                                              --------           -------              ------           ------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                 55,595            (1,325)                128            1,577
                                                              --------           -------              ------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         81,695            (8,376)                559            1,464

NET ASSETS:
   Beginning of Year                                            21,710            30,086               1,464               --
                                                              --------           -------              ------           ------
   End of Year                                                $103,405           $21,710              $2,023           $1,464
                                                              ========           =======              ======           ======

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                         28,350             9,078                 265              203
   Issued in Reinvestment of Distributions                          --                50                  --               --
   Redeemed                                                    (21,597)           (9,224)               (250)             (46)
                                                                ------             -----                 ---               --
   Net Increase (Decrease) in Shares of the Fund                 6,753               (96)                 15              157
                                                                ======             =====                 ===              ===


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                 Strong International                         Strong
                                                                      Stock Fund                           Overseas Fund
                                                           ---------------------------------     ---------------------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            Oct. 31, 1999     Oct. 31, 1998       Oct. 31, 1999     Oct. 31, 1998
                                                           ---------------   ---------------     ---------------   ---------------
                                                                                                                      (Note 1)
OPERATIONS:
   Net Investment Loss                                       ($    701)        ($     70)            ($   40)         ($    7)
   Net Realized Gain (Loss)                                       (204)          (60,196)                262             (686)
   Net Change in Unrealized Appreciation/Depreciation           39,468            33,590               2,113               54
                                                              --------          --------              ------           ------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                  38,563           (26,676)              2,335             (639)

DISTRIBUTIONS:
   In Excess of Net Investment Income                             (571)           (3,779)                 --               --
   From Net Realized Gains                                          --            (3,501)                 --               --
                                                              --------          --------              ------           ------
   Total Distributions                                            (571)           (7,280)                 --               --

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                   150,687           116,828               9,498            4,935
   Proceeds from Reinvestment of Distributions                     554             7,097                  --               --
   Payment for Shares Redeemed                                (172,836)         (174,055)             (7,309)          (1,569)
                                                              --------          --------              ------           ------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                (21,595)          (50,130)              2,189            3,366
                                                              --------          --------              ------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         16,397           (84,086)              4,524            2,727

NET ASSETS:
   Beginning of Year                                            96,020           180,106               2,727               --
                                                              --------          --------              ------           ------
   End of Year                                                $112,417          $ 96,020              $7,251           $2,727
                                                              ========          ========              ======           ======

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                         14,284            11,039                 820              516
   Issued in Reinvestment of Distributions                          56               655                  --               --
   Redeemed                                                    (16,416)          (15,984)               (647)            (184)
                                                                ------            ------                 ---              ---
   Net Increase (Decrease) in Shares of the Fund                (2,076)           (4,290)                173              332
                                                              ========          ========              ======           ======


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                     Strong Global                     Strong International
                                                                 High-Yield Bond Fund                        Bond Fund
                                                           ---------------------------------     ---------------------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            Oct. 31, 1999     Oct. 31, 1998       Oct. 31, 1999     Oct. 31, 1998
                                                           ---------------   ---------------     ---------------   ---------------
                                                                                (Note 1)
OPERATIONS:
   Net Investment Income                                        $  111           $   255             $   881          $ 1,179
   Net Realized Gain (Loss)                                          9              (435)                171             (940)
   Net Change in Unrealized Appreciation/Depreciation               16               (79)             (2,097)           1,562
                                                                ------           -------             -------          -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                     136              (259)             (1,045)           1,801

DISTRIBUTIONS:
   From Net Investment Income                                     (111)             (255)             (1,075)          (1,288)
   In Excess of Net Realized Gains                                  --                --                  --             (579)
                                                                ------           -------             -------          -------
   Total Distributions                                            (111)             (255)             (1,075)          (1,867)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                     1,364            10,304              12,058           11,254
   Proceeds from Reinvestment of Distributions                      89               215                 995            1,719
   Payment for Shares Redeemed                                  (1,694)           (8,483)            (12,320)         (20,952)
                                                                ------           -------             -------          -------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                   (241)            2,036                 733           (7,979)
                                                                ------           -------             -------          -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (216)            1,522              (1,387)          (8,045)

NET ASSETS:
   Beginning of Year                                             1,522                --              20,159           28,204
                                                                ------           -------             -------          -------
   End of Year                                                  $1,306           $ 1,522             $18,772          $20,159
                                                                ======           =======             =======          =======

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                            150             1,023               1,111            1,025
   Issued in Reinvestment of Distributions                          10                22                  89              164
   Redeemed                                                       (187)             (870)             (1,131)          (1,930)
                                                                   ---              ----               -----            -----
   Net Increase (Decrease) in Shares of the Fund                   (27)              175                  69             (741)
                                                                   ===              ====               =====            =====


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          (In Thousands)

                                                                                                         Strong Short-Term
                                                                                                         Global Bond Fund
                                                                                                 ---------------------------------
                                                                                                   Year Ended        Year Ended
                                                                                                  Oct. 31, 1999     Oct. 31, 1998
                                                                                                 ---------------   ---------------
OPERATIONS:
   Net Investment Income                                                                              $ 2,986          $ 5,363
   Net Realized Loss                                                                                     (246)          (3,115)
   Net Change in Unrealized Appreciation/Depreciation                                                     813            1,414
                                                                                                      -------         --------
   Net Increase in Net Assets Resulting from Operations                                                 3,553            3,662

DISTRIBUTIONS:
   From Net Investment Income                                                                          (3,197)          (5,363)
   In Excess of Net Investment Income                                                                      --             (281)
   From Net Realized Gains                                                                                 --             (778)
                                                                                                      -------         --------
   Total Distributions                                                                                 (3,197)          (6,422)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                                           21,365           49,328
   Proceeds from Reinvestment of Distributions                                                          3,126            6,320
   Payment for Shares Redeemed                                                                        (56,039)         (93,209)
                                                                                                      -------         --------
   Net Decrease in Net Assets from Capital Share Transactions                                         (31,548)         (37,561)
                                                                                                      -------         --------
TOTAL DECREASE IN NET ASSETS                                                                          (31,192)         (40,321)

NET ASSETS:
   Beginning of Year                                                                                   75,403          115,724
                                                                                                      -------         --------
   End of Year                                                                                        $44,211         $ 75,403
                                                                                                      =======         ========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                                                 2,089            4,741
   Issued in Reinvestment of Distributions                                                                306              608
   Redeemed                                                                                            (5,482)          (8,972)
                                                                                                        -----            -----
   Net Decrease in Shares of the Fund                                                                  (3,087)          (3,623)
                                                                                                        =====            =====


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1999

1.  ORGANIZATION
    The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
    - Strong Asia Pacific Fund, Inc.(1)(2)
    - Strong Foreign MajorMarkets Fund(2) (a series of Strong International Equity Funds, Inc.(1))
    - Strong International Stock Fund(2) (a series of Strong International Equity Funds, Inc.(1))
    - Strong Overseas Fund(2) (a series of Strong International Equity Funds, Inc.(1))
    - Strong Global High-Yield Bond Fund(3) (a series of Strong International Income Funds, Inc.(1))
    - Strong International Bond Fund(3) (a series of Strong International Income Funds, Inc.(1))
    - Strong Short-Term Global Bond Fund, Inc.(1)(2)

         (1) An open-end management investment company registered under the Investment Company Act of 1940.
         (2) Diversified fund
         (3) Non-diversified fund

    The inception date for Strong Global High-Yield Bond Fund is January 31, 1998. The inception date for Strong Foreign MajorMarkets Fund and Strong Overseas Fund is June 30, 1998.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

    (A) SECURITY VALUATION -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the latest bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

         The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1999 were as follows:

                                                          Aggregate             Aggregate           Percent of
                                                            Cost               Fair Value           Net Assets          Liquid*
                                                         -----------          ------------         ------------        ---------
         Strong Asia Pacific Fund                         $ 223,642             $ 207,090              0.2%              100.0%
         Strong International Stock Fund                    635,000               635,000              0.6%                0.0%
         Strong Global High-Yield Bond Fund                  20,109                26,770              2.1%               93.4%
         Strong International Bond Fund                     317,809               318,419              1.7%              100.0%
         Strong Short-Term Global Bond Fund               4,558,549             4,409,327             10.0%              100.0%

         *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.


     (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

         Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         Strong Global High-Yield Bond Fund and Strong Short-Term Global Bond Fund pay dividends from net investment income monthly, Strong International Bond Fund pays dividends from net investment income quarterly, and Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund pay dividends from net investment income annually. The Funds distribute any net realized capital gains annually. Strong Global High-Yield Bond Fund and Strong Short-Term Global Bond Fund declare dividends on each day the net asset value is calculated, except for bank holidays.

--------------------------------------------------------------------------------
October 31, 1999

     (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) CERTAIN INVESTMENT RISKS -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

         Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic transactions, due to currency, political and economic, regulatory and market risks.

     (E) FUTURES -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) OPTIONS -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Additional securities held by the Funds may be designated as collateral on written options.

     (G) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund 1.00%, Strong Global High-Yield Bond Fund and Strong International Bond Fund 0.70%, and Strong Short-Term Global Bond Fund 0.625%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

--------------------------------------------------------------------------------

    The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

    Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended October 31, 1999 is as follows:

                                                                      Payable to        Shareholder Servicing    Unaffiliated
                                                                      Advisor at         and Other Expenses       Directors'
                                                                   October 31, 1999        Paid to Advisor           Fees
                                                                  ------------------   -----------------------  --------------
    Strong Asia Pacific Fund                                            $2,127                 $224,865              $1,500
    Strong Foreign MajorMarkets Fund                                        --                    5,377               1,525
    Strong International Stock Fund                                     14,219                  482,134               1,857
    Strong Overseas Fund                                                   119                   13,083               1,525
    Strong Global High-Yield Bond Fund                                   9,772                    5,570               1,500
    Strong International Bond Fund                                       2,192                   60,514               1,500
    Strong Short-Term Global Bond Fund                                   5,240                  126,348               1,500

    The Advisor owns 58.2% and 41.3% of Strong Foreign MajorMarkets Fund and Strong Overseas Fund, respectively, at October 31, 1999.

4.  LINE OF CREDIT
    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At October 31, 1999, there were no borrowings by the Strong Funds under the LOC.

5.  INVESTMENT TRANSACTIONS
    The aggregate purchases and sales of long-term securities for the year ended October 31, 1999 were as follows:

                                                                Purchases                                    Sales
                                                     ------------------------------            --------------------------------
                                                     U.S. Government                           U.S. Government
                                                      and Agency           Other                 and Agency            Other
                                                     ---------------   ------------            ---------------     ------------
     Strong Asia Pacific Fund                         $      --        $139,474,016              $       --        $103,770,604
     Strong Foreign MajorMarkets Fund                        --           2,382,861                      --           2,294,033
     Strong International Stock Fund                         --          83,116,035                      --         106,260,246
     Strong Overseas Fund                                    --           6,353,019                      --           4,545,214
     Strong Global High-Yield Bond Fund                      --           4,902,860                      --           5,022,430
     Strong International Bond Fund                          --           7,021,209                 511,719           7,813,771
     Strong Short-Term Global Bond Fund               3,441,451          32,092,770              11,084,883          56,388,581

6.   INCOME TAX INFORMATION
     At October 31, 1999, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                           Federal Tax    Unrealized        Unrealized    Net Appreciation/   Net Capital Loss
                                               Cost      Appreciation      Depreciation    (Depreciation)        Carryovers
                                           -----------   ------------      ------------   -----------------   ----------------
     Strong Asia Pacific Fund              $99,768,039   $  8,444,569       $6,036,435      $  2,408,134       $  2,308,182
     Strong Foreign MajorMarkets Fund        1,903,058        191,286           66,021           125,265                 --
     Strong International Stock Fund        72,402,907     40,556,226        1,160,925        39,395,301         59,576,024
     Strong Overseas Fund                    5,199,514      2,184,022           81,995         2,102,027            228,116
     Strong Global High-Yield Bond Fund      1,334,207         20,691           91,942           (71,251)           416,714
     Strong International Bond Fund         18,672,770        132,784        1,269,191        (1,136,407)           944,036
     Strong Short-Term Global Bond Fund     43,979,728        295,707          531,111          (235,404)         4,048,359

     The Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong Overseas Fund, Strong Global High-Yield Bond Fund and Strong Short-Term Global Bond Fund utilized $16,167,918, $15,990, $265,329, $9,571 and
     $156,660, respectively, of its capital loss carryovers during the year ended October 31, 1999.

--------------------------------------------------------------------------------
October 31, 1999

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 1999, which are designated as qualifying for the dividends-received deduction are (unaudited): Strong Asia Pacific Fund 0.0%, Strong Foreign MajorMarkets Fund 0.0%, Strong International Stock Fund 0.0%, Strong Overseas Fund 0.0%, Strong Global High-Yield Bond Fund 8.9%, Strong International Bond Fund 0.0%, and Strong Short-Term Global Bond Fund 0.0%.

7.   INVESTMENTS IN AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended October 31, 1999 is as follows:

                                             Balance of                                 Balance of                    Dividend
                                             Shares Held       Gross      Gross Sales   Shares Held     Value          Income
                                             November 1,     Purchases         and      October 31,   October 31,   Nov. 1, 1998 -
                                                1998       and Additions   Reductions      1999         1999        Oct. 31, 1999
                                             -----------   -------------  -----------   -----------   -----------   --------------
     STRONG INTERNATIONAL STOCK FUND
     -------------------------------
     Connemara Green Marble Quarries PLC       50,800           --             --         50,800       $635,000           --
     Connemara Green Marble Quarries PLC
        Warrants                                8,000           --             --          8,000           --             --

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Year Ended
                                                                           ---------------------------------------------------------
                                                                           Oct. 31,  Oct. 31,  Oct. 31, Oct. 31,  Oct. 31,  Dec. 31,
Selected Per-Share Data(a)                                                   1999      1998      1997     1996     1995(b)    1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $5.43     $7.35     $9.51    $9.55     $9.35    $10.00
Income From Investment Operations:
   Net Investment Income                                                      0.05      0.07      0.01     0.06      0.04      0.05
   Net Realized and Unrealized Gains (Losses) on Investments                  4.14     (1.90)    (2.01)    0.31      0.20     (0.57)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                           4.19     (1.83)    (2.00)    0.37      0.24     (0.52)
Less Distributions:
  From Net Investment Income                                                           (0.07)    (0.01)   (0.06)    (0.03)    (0.01)
  In Excess of Net Investment Income                                            --     (0.02)    (0.03)   (0.35)    (0.01)       --
  From Net Realized Gains                                                       --        --     (0.10)      --        --        --
  In Excess of Net Realized Gains                                               --        --     (0.02)      --        --     (0.12)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                          --     (0.09)    (0.16)   (0.41)    (0.04)    (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $9.62     $5.43     $7.35    $9.51     $9.55    $ 9.35
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              +77.2%    -25.1%    -21.5%    +3.8%     +2.6%     -5.3%
  Net Assets, End of Period (In Millions)                                     $103       $22       $30      $72       $55       $58
  Ratio of Expenses to Average Net Assets without Waivers or Absorptions      2.0%      2.0%      2.0%     2.0%      2.0%*     2.0%
  Ratio of Expenses to Average Net Assets                                     1.7%      2.0%      2.0%     2.0%      2.0%*     2.0%
  Ratio of Net Investment Income to Average Net Assets                        0.2%      1.1%      0.1%     0.2%      0.5%*     0.6%
  Portfolio Turnover Rate                                                   206.1%    192.9%     96.7%    91.4%    104.3%    103.3%


STRONG FOREIGN MAJORMARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Year Ended
                                                                           ------------------
                                                                           Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                                   1999    1998(c)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 9.31    $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               0.03     (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments                  2.44     (0.68)
---------------------------------------------------------------------------------------------
   Total from Investment Operations                                           2.47     (0.69)
Less Distributions:
   From Net Investment Income                                                   --        --
---------------------------------------------------------------------------------------------
   Total Distributions                                                          --        --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $11.78    $ 9.31
=============================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------
  Total Return                                                              +26.5%     -6.9%
  Net Assets, End of Period (In Millions)                                       $2        $1
  Ratio of Expenses to Average Net Assets                                     2.0%      2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                 0.2%     (0.5%)*
  Portfolio Turnover Rate                                                   144.5%     16.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 1995, the Fund changed its fiscal-year end from December to October.
(c)  For the period from June 30, 1998 (inception) to October 31, 1998.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Year Ended
                                                                           ---------------------------------------------------------
                                                                           Oct. 31,  Oct. 31,  Oct. 31, Oct. 31,  Oct. 31,  Dec. 31,
Selected Per-Share Data(a)                                                   1999      1998      1997     1996     1995(b)   1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 8.95    $11.99    $13.75   $13.03    $12.65    $14.18
Income From Investment Operations:
   Net Investment Income (Loss)                                              (0.09)     0.00(c)   0.01     0.17      0.08      0.06
   Net Realized and Unrealized Gains (Losses) on Investments                  4.19     (2.48)    (0.69)    1.11      0.37     (0.27)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                           4.10     (2.48)    (0.68)    1.28      0.45     (0.21)
Less Distributions:
   From Net Investment Income                                                   --     (0.00)(c) (0.01)   (0.18)    (0.07)    (0.01)
   In Excess of Net Investment Income                                        (0.06)    (0.30)    (0.26)   (0.38)       --        --
   From Net Realized Gains                                                      --     (0.26)    (0.81)      --        --     (1.25)
   In Excess of Net Realized Gains                                              --        --        --       --        --     (0.06)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       (0.06)    (0.56)    (1.08)   (0.56)    (0.07)    (1.32)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $12.99    $ 8.95    $11.99   $13.75    $13.03    $12.65
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                              +46.0%    -21.4%     -5.7%    +9.8%     +3.6%     -1.6%
  Net Assets, End of Period (In Millions)                                     $112       $96      $180     $304      $211      $258
  Ratio of Expenses to Average Net Assets                                     1.8%      1.9%      1.6%     1.7%      1.8%*     1.7%
  Ratio of Net Investment Income (Loss) to Average Net Assets                (0.7%)    (0.1%)     0.5%     0.6%      0.8%*     0.3%
  Portfolio Turnover Rate                                                    84.9%    228.2%    143.7%   108.6%    102.0%    136.5%


STRONG OVERSEAS FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Year Ended
                                                                           ------------------
                                                                           Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                                   1999    1998(d)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 8.20    $10.00
Income From Investment Operations:
   Net Investment Loss                                                       (0.08)    (0.02)
   Net Realized and Unrealized Gains (Losses) on Investments                  6.25     (1.78)
---------------------------------------------------------------------------------------------
   Total from Investment Operations                                           6.17     (1.80)
Less Distributions:
   From Net Investment Income                                                   --        --
---------------------------------------------------------------------------------------------
   Total Distributions                                                          --        --
---------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                             $14.37    $ 8.20
=============================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------
  Total Return                                                              +75.2%   -18.0%
  Net Assets, End of Period (In Millions)                                       $7       $3
  Ratio of Expenses to Average Net Assets                                     2.0%     2.0%*
  Ratio of Net Investment Loss to Average Net Assets                         (0.9%)    (0.7%)*
  Portfolio Turnover Rate                                                   106.4%    59.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 1995, the Fund changed its fiscal year-end from December to October.
(c)  Amount calculated is less than $0.00.
(d)  For the period from June 30, 1998 (inception) to October 31, 1998.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG GLOBAL HIGH-YIELD BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Year Ended
                                                                           ------------------
                                                                           Oct. 31,  Oct. 31,
Selected Per-Share Data (a)                                                  1999    1998(b)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $8.71    $10.00
Income From Investment Operations:
   Net Investment Income                                                      0.67      0.53
   Net Realized and Unrealized Gains (Losses) on Investments                  0.12     (1.29)
---------------------------------------------------------------------------------------------
   Total from Investment Operations                                           0.79     (0.76)
Less Distributions:
   From Net Investment Income                                                (0.67)    (0.53)
---------------------------------------------------------------------------------------------
   Total Distributions                                                       (0.67)    (0.53)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $8.83    $ 8.71
=============================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
  Total Return                                                               +9.1%     -8.0%
  Net Assets, End of Period (In Millions)                                       $1        $2
  Ratio of Expenses to Average Net Assets                                     2.0%      2.0%*
  Ratio of Net Investment Income to Average Net Assets                        7.2%      7.2%*
  Portfolio Turnover Rate                                                   380.1%    680.3%


STRONG INTERNATIONAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                           ---------------------------------------------------------
                                                                           Oct. 31,  Oct. 31,  Oct. 31, Oct. 31,  Oct. 31,  Dec. 31,
Selected Per-Share Data (a)                                                  1999      1998      1997     1996     1995(c)   1994(d)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $11.89    $11.58    $11.87   $11.48    $10.36    $10.00
Income From Investment Operations:
   Net Investment Income                                                      0.54      0.57      1.03     0.80      0.78      0.46
   Net Realized and Unrealized Gains (Losses) on Investments                 (1.14)     0.58     (1.11)    0.15      1.00      0.40
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                          (0.60)     1.15     (0.08)    0.95      1.78      0.86
Less Distributions:
  From Net Investment Income                                                 (0.65)    (0.58)    (0.20)   (0.50)    (0.66)    (0.46)
  In Excess of Net Investment Income                                            --        --        --       --        --     (0.02)
  From Net Realized Gains                                                       --        --        --    (0.06)       --        --
  In Excess of Net Realized Gains                                               --    (0.26)     (0.01)      --        --     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       (0.65)    (0.84)    (0.21)   (0.56)    (0.66)    (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $10.64    $11.89    $11.58   $11.87    $11.48    $10.36
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                               -5.3%    +10.9%     -0.7%    +8.6%    +17.3%     +8.7%
  Net Assets, End of Period (In Millions)                                     $19       $20       $28      $31       $21       $10
  Ratio of Expenses to Average Net Assets without Waivers and Absorptions     1.6%      1.6%      1.5%     1.8%      2.0%*     2.0%*
  Ratio of Expenses to Average Net Assets                                     1.6%      1.5%      0.7%     0.0%      0.0%*     0.0%*
  Ratio of Net Investment Income to Average Net Assets                        4.7%      5.3%      8.1%     7.4%      8.3%*     7.9%*
  Portfolio Turnover Rate                                                    45.7%    158.8%    208.4%   258.3%    473.3%    679.3%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from January 31, 1998 (inception) to October 31, 1998.
(c)  In 1995, the Fund changed its fiscal year-end from December to October.
(d)  For the period from March 31, 1994 (inception) to December 31, 1994.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Year Ended
                                                                           ---------------------------------------------------------
                                                                           Oct. 31,  Oct. 31,  Oct. 31, Oct. 31,  Oct. 31,  Dec. 31,
Selected Per-Share Data (a)                                                  1999      1998      1997     1996     1995(b)  1994(c)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $10.17    $10.48    $10.74   $10.46    $10.15    $10.00
Income From Investment Operations:
   Net Investment Income                                                      0.68      0.60      0.81     0.71      0.65      0.35
   Net Realized and Unrealized Gains (Losses) on Investments                 (0.02)    (0.21)    (0.10)    0.34      0.20      0.16
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                           0.66      0.39      0.71     1.05      0.85      0.51
Less Distributions:
  From Net Investment Income                                                 (0.62)    (0.59)    (0.85)   (0.77)    (0.54)    (0.35)
  In Excess of Net Investment Income                                            --     (0.03)    (0.12)      --        --        --
  From Net Realized Gains                                                       --     (0.08)       --       --        --        --
  In Excess of Net Realized Gains                                               --        --        --       --        --     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       (0.62)    (0.70)    (0.97)   (0.77)    (0.54)    (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $10.21    $10.17    $10.48   $10.74    $10.46    $10.15
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                               +6.7%     +3.8%     +6.8%   +10.4%     +8.5%     +5.1%
  Net Assets, End of Period (In Millions)                                      $44       $75      $116      $71       $25       $20
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions     1.1%      1.0%     1.0%      1.5%      2.0%*     1.7%*
  Ratio of Expenses to Average Net Assets                                     1.1%      0.9%      0.7%     0.0%      0.0%*     0.0%*
  Ratio of Net Investment Income to Average Net Assets                        5.6%      5.7%      7.6%     7.4%      8.2%*     7.7%*
  Portfolio Turnover Rate                                                    73.1%    145.2%    168.0%   179.7%    437.3%    287.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 1995, the Fund changed its fiscal year-end from December to October.
(c)  For the period from March 31, 1994 (inception) to December 31, 1994.


                       See Notes to Financial Statements.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong International Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Foreign MajorMarkets Fund, Strong International Stock Fund, Strong Overseas Fund (three of the portfolios constituting the Strong International Equity Funds, Inc.), Strong Global High-Yield Bond Fund, Strong International Bond Fund (two of the portfolios constituting the Strong International Income Funds, Inc.), Strong Asia Pacific Fund, Inc. and Strong Short-Term Global Bond Fund, Inc. (the "Funds") at October 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
December 6, 1999

                                   DIRECTORS

                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik


                                    OFFICERS

                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER


                               INVESTMENT ADVISOR

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   DISTRIBUTOR

                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                    CUSTODIAN

                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                  LEGAL COUNSEL

                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. 13450L99



                        To order a free prospectus kit,

                             call 1-800-368-1030

                        To learn more about our funds,
                         discuss an existing account,
                           or conduct a transaction,

                             call 1-800-368-3863

                             -------------------

                     If you are a Financial Professional,

                             call 1-800-368-1683

                             -------------------

                             -------------------

                            Visit our web site at
                               www.eStrong.com

                             -------------------

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                     STRONG FUNDS-Registered Trademark-
                                P.O. Box 2936
                          Milwaukee, Wisconsin 53201



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